 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 29, 1997

                                         SECURITIES ACT FILE NO. 333-33707
                                 INVESTMENT COMPANY ACT FILE NO. 811-08337
================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ---------------
                                   FORM N-2
 [X]        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

 [X]                  PRE-EFFECTIVE AMENDMENT NO. 1
 [_]                    POST-EFFECTIVE AMENDMENT NO.
                                    AND/OR
 [X]    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

 [X]                         AMENDMENT NO. 1
                       (CHECK APPROPRIATE BOX OR BOXES)

                                ---------------

                             SNYDER STRYPES TRUST
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                                ---------------

                           C/O PUGLISI & ASSOCIATES
                              850 LIBRARY AVENUE
                                   SUITE 204
                            NEWARK, DELAWARE 19715
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (302) 738-6680

                            RL&F SERVICE CORP.
                            ONE RODNEY SQUARE
                                10TH FLOOR
                          10TH AND KING STREETS
                        WILMINGTON, DELAWARE 19801
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                ---------------

                                  COPIES TO:

  NORMAN D. SLONAKER,      THOMAS H. MCCORMICK, ESQ.       MICHAEL W. BLAIR,
          ESQ.               SHAW, PITTMAN, POTTS &               ESQ.
    BROWN & WOOD LLP              THROWBRIDGE             DEBEVOISE & PLIMPTON
 ONE WORLD TRADE CENTER       2300 N STREET, N.W.           875 THIRD AVENUE
   NEW YORK, NEW YORK        WASHINGTON, D.C. 20037        NEW YORK, NEW YORK
       10048-0557                                                10022

                                ---------------

  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

  If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. [_]

  If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [X]

                                ---------------

  THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID
SECTION 8(A), MAY DETERMINE.

================================================================================

                            CROSS-REFERENCE SHEET*

      ITEM NUMBER IN FORM N-2                CAPTION IN PROSPECTUS
      -----------------------                ---------------------

 PART A--INFORMATION REQUIRED IN A PROSPECTUS
  1. Outside Front Cover.....   Front Cover Page

  2. Inside Front and Outside
      Back Cover Page........   Front Cover Page; Inside Front Cover Page;
                                 Underwriting

  3. Fee Table and Synopsis..   Prospectus Summary; Fee Table

  4. Financial Highlights....   Not Applicable

  5. Plan of Distribution....   Front Cover Page; Prospectus Summary; Net Asset
                                 Value; Underwriting

  6. Selling Shareholders....   Not Applicable

  7. Use of Proceeds.........   Use of Proceeds; Investment Objective and
                                 Policies

  8. General Description of
      the Registrant.........   Front Cover Page; Prospectus Summary; The
                                 Trust; Investment Objective and Policies;
                                 Investment Restrictions; Risk Factors;
                                 Dividends and Distributions; Additional
                                 Information

  9. Management..............   Trustees; Management Arrangements

 10. Capital Stock, Long-Term
      Debt and Other
      Securities.............   Description of STRYPES

 11. Defaults and Arrears on
      Senior Securities......   Not Applicable

 12. Legal Proceedings.......   Not Applicable

 13. Table of Contents of the
      Statement of Additional
      Information............   Not Applicable

 PART B--INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION

 14. Cover Page..............   Not Applicable

 15. Table of Contents.......   Not Applicable

 16. General Information and
      History................   Not Applicable

 17. Investment Objective and
      Policies...............   Prospectus Summary; Investment Objective and
                                 Policies; Investment Restrictions

 18. Management..............   Trustees; Management Arrangements

 19. Control Persons and
      Principal Holders of
      Securities.............   Management Arrangements; Underwriting; Legal
                                 Matters; Experts

 20. Investment Advisory and
      Other Services.........   Management Arrangements

 21. Brokerage Allocation and
      Other Practices........   Investment Objective and Policies

 22. Tax Status..............   Certain United States Federal Income Tax
                                 Considerations

 23. Financial Statements....   Experts; Independent Auditors' Report;
                                 Statement of Assets, Liabilities and Capital

PART C--OTHER INFORMATION

  Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.
--------
* PURSUANT TO THE GENERAL INSTRUCTIONS TO FORM N-2, ALL INFORMATION REQUIRED TO BE SET FORTH IN PART B: STATEMENT OF ADDITIONAL INFORMATION HAS BEEN INCLUDED IN PART A: THE PROSPECTUS.

++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT        +
+BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR + +THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
                             SUBJECT TO COMPLETION

               PRELIMINARY PROSPECTUS DATED AUGUST 29, 1997

PROSPECTUS

                              4,000,000 STRYPES/SM/
                              SNYDER STRYPES TRUST
    (EXCHANGEABLE FOR SHARES OF COMMON STOCK OF SNYDER COMMUNICATIONS, INC.)

                                  ----------

  Each of the Structured Yield Product Exchangeable for StockSM (the "STRYPES") of Snyder STRYPES Trust (the "Trust") offered hereby represents a proportionate share of beneficial interest in the Trust, which entitles the holder to receive
an annual distribution of $   , and will be exchanged for between     shares
and one share of Common Stock, par value $.001 per share (the "Snyder Common Stock"), of Snyder Communications, Inc. (the "Company") (or, in certain circumstances, cash, or a combination of cash and Snyder Common Stock, with an
equal value) upon conclusion of the term of the Trust on      , 2000 (the
"Exchange Date"). The annual distribution of $   per STRYPES is payable
quarterly on each    ,    ,     and    , commencing      , 1997. The STRYPES
are not subject to redemption.

  The Trust is a newly created Delaware business trust established to purchase and hold (i) a series of zero-coupon U.S. Government securities ("U.S. Treasury Securities") maturing on a quarterly basis through the Exchange Date and (ii) a forward purchase contract (the "Contract") with certain existing stockholders (the "Contracting Stockholders") of the Company relating to shares of Snyder Common Stock. The Trust's investment objective is to distribute to holders of
STRYPES on a quarterly basis $   per STRYPES and, on the Exchange Date, a
number of shares of Snyder Common Stock (or, under certain circumstances, cash, or a combination of cash and Snyder Common Stock, with an equal value) per STRYPES determined in accordance with the following formula (the "Exchange Rate Formula"), subject to certain adjustments: (a) if the Exchange Price is greater
than or equal to $   per share of Snyder Common Stock (the "Threshold
Appreciation Price"),    shares of Snyder Common Stock per STRYPES, (b) if the
Exchange Price is less than the Threshold Appreciation Price but is greater than the Initial Price, a fractional share of Snyder Common Stock per STRYPES so that the value thereof (determined based on the Exchange Price) equals the Initial Price and (c) if the Exchange Price is less than or equal to the Initial Price, one share of Snyder Common Stock per STRYPES. The "Exchange Price" means the average Closing Price (as defined herein) per share of Snyder Common Stock on the 20 Trading Days (as defined herein) immediately prior to, but not including, the second Trading Day preceding the Exchange Date. The "Initial Price" is $ , which amount is equal to the last reported sale price
of the Snyder Common Stock on the New York Stock Exchange on      , 1997.
Holders otherwise entitled to receive fractional shares of Snyder Common Stock in respect of their aggregate holdings of STRYPES will receive cash in lieu thereof. Pursuant to the terms of the Contract, the Contracting Stockholders are obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date a number of shares of Snyder Common Stock equal to the number required by the Trust in order to exchange all of the STRYPES on the Exchange Date in accordance with the Trust's investment objective. The obligation of each Contracting Stockholder to deliver shares of Snyder Common Stock under the Contract may be cash settled, at the option of such Contracting Stockholder, in whole or in part, by delivering to the Trust on the Business Day immediately preceding the Exchange Date, in lieu of the number of shares of Snyder Common Stock otherwise deliverable in respect of which an election to exercise the cash settlement option is made, cash in an amount equal to the value of such shares at the Exchange Price. In the event that all or any of the Contracting Stockholders elect to satisfy their obligations under the Contract in whole or in part by delivering cash, holders of the STRYPES will receive cash, or a combination of cash and Snyder Common Stock, on the Exchange Date. AS DESCRIBED HEREIN, THE EXCHANGE PRICE WILL REPRESENT A DETERMINATION OF THE VALUE OF A SHARE OF SNYDER COMMON STOCK IMMEDIATELY PRIOR TO THE EXCHANGE DATE. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE AMOUNT RECEIVABLE BY HOLDERS OF THE STRYPES ON THE EXCHANGE DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE OF THE STRYPES. IF THE EXCHANGE PRICE OF THE SNYDER COMMON STOCK IS LESS THAN THE INITIAL PRICE, SUCH AMOUNT RECEIVABLE ON THE EXCHANGE DATE WILL BE LESS THAN THE ISSUE PRICE PAID FOR THE STRYPES, IN WHICH CASE AN INVESTMENT IN STRYPES WILL RESULT IN A LOSS. See "Investment Objectives and Policies-- General" and "--The Contract."

                                                      (continued on page 3)

  SEE "RISK FACTORS," BEGINNING ON PAGE 22 OF THIS PROSPECTUS, FOR CERTAIN CONSIDERATIONS RELEVANT TO AN INVESTMENT IN THE STRYPES.

                                  ----------

THESE SECURITIES  HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE  SECURITIES AND
 EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE
  ACCURACY  OR  ADEQUACY  OF  THIS  PROSPECTUS.  ANY  REPRESENTATION  TO  THE
   CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                    PRICE TO  SALES  PROCEEDS TO
                                                     PUBLIC  LOAD(1)  TRUST(2)
--------------------------------------------------------------------------------
Per STRYPES.......................................    $       $         $
--------------------------------------------------------------------------------
Total(3)..........................................   $        $         $

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

(1) The Company, the Contracting Stockholders and certain beneficial owners of the Contracting Stockholders have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended. See "Underwriting."

(2) Expenses of the offering, which are payable by the Contracting
    Stockholders, are estimated to be approximately $   .
(3) The Trust has granted the Underwriters an option, exercisable for 30 days from the date hereof, to purchase up to an additional 600,000 STRYPES (subject to decrease as a result of the issuance and sale of STRYPES in connection with the formation of the Trust) to cover over-allotments, if any. If all such STRYPES are purchased, the total Price to Public, Sales
    Load and Proceeds to Trust will be $   , $   and $   , respectively. See
    "Underwriting."

                                  ----------

  The STRYPES are offered by the several Underwriters, subject to prior sale, when, as and if issued to and accepted by them, and subject to approval of certain legal matters by counsel for the Underwriters and certain other conditions. The Underwriters reserve the right to withdraw, cancel or modify such offer and to reject orders in whole or in part. It is expected that delivery of the STRYPES will be made through the facilities of The Depository
Trust Company on or about    , 1997.
-----

SM Service mark of Merrill Lynch & Co., Inc.

                                  ----------

MERRILL LYNCH & CO.
       GOLDMAN, SACHS & CO.

                MORGAN STANLEY DEAN WITTER
                         MONTGOMERY SECURITIES
                                                        BEAR, STEARNS & CO. INC.

                                  ----------

                   The date of this Prospectus is    , 1997.

                             [Inside Front Cover]


Snyder Communications, Inc.

Complete Marketing Solutions

[Images of client logos; photo collage of WallBoard(R), globe, teleservices representative, mother with baby, medical detailing representative with physician, and contents of a sample pack; photograph of New York Stock Exchange with Snyder Communications, Inc. banner.]


  Certain persons participating in this offering may engage in transactions that stabilize, maintain or otherwise affect the price of the STRYPES or the Snyder Common Stock. Such transactions may include stabilizing, the purchase of STRYPES to cover syndicate short positions and the imposition of penalty bids. For a description of these activities, see "Underwriting."

                                  [Gatefold]

Snyder Communications, Inc.

Medical Detailing
Product Sampling
Database Management
Targeted Delivery
WallBoards(R)

Snyder Communications, Inc. is a rapidly growing international provider of complete marketing solutions primarily to Fortune 500 size companies that outsource elements of their global sales and marketing efforts. The Company integrates its various capabilities, including its proprietary distribution channels, into innovative, value-added marketing programs that supplement its clients' sales and marketing activities.

The Company identifies high value consumer segments; designs and implements marketing programs to reach them; initiates and closes sales on behalf of its clients; and provides customer care and retention services.

The Company's marketing programs utilize the resources of one or more of the Company's five service groups: Direct Services, Media and Sampling Services, Medical Services, Data Delivery Services and International Services. The Company's resources include proprietary databases of targeted consumers and small businesses, database management services, proprietary product sampling programs and publications, sponsored information displays in proprietary locations, marketing program consultants, field sales and marketing representatives, inbound and outbound teleservices representatives, and direct mail and fulfillment capabilities.

The Company's clients primarily are global companies with large annual sales and marketing expenditures facing significant competitive pressures to retain or expand market share. The clients operate in various industries, including telecommunications, pharmaceuticals, consumer packaged goods, financial services, and gas and electric utilities.

[Images of client logos; photographs of medical detailing representative with physician, pamphlets included in sample packs, distributor presenting sample pack to new mother holding infant, database operators with computer, representative contents of sample packs, patient opening Diabetes Pack with nurse in background, graphic designer working at computer terminal, mother holding baby in medical office and reading Healthy Child WallBoard(R), and representative WallBoards(R); logo stating "SNC Listed NYSE The New York Stock Exchange.]

(continued from cover page)

  The Contract provides that, from and after a Tax Event Date (as defined herein), each Contracting Stockholder's obligation thereunder may be accelerated, at the option of the Contracting Stockholders, in whole but not in part, at the Tax Event Acceleration Price (as defined herein). In such event, the U.S. Treasury Securities will be sold by the Trust, and the proceeds therefrom will be distributed along with the Tax Event Acceleration Price received under the Contract after providing for any expenses of the Trust. See "Investment Objective and Policies--The Contract--Acceleration Upon Tax Event."

  In the event of certain consolidations or mergers of the Company or any successor thereto into another entity, or the liquidation of the Company or any such successor, or certain related events, in the event that the Contracting Stockholders exercise their option to accelerate the Contract upon the occurrence of a Tax Event or upon the occurrence of certain defaults by any Contracting Stockholder under the Contract or the collateral arrangements described herein, the Contract would be accelerated, the Trust's assets (other than assets received pursuant to the Contract) would be liquidated, the net assets of the Trust would be distributed pro rata to the holders of the STRYPES and the term of the Trust would expire. See "Investment Objective and Policies--The Contract--Reorganization Events Causing a Termination of the Trust," "--Acceleration Upon Tax Event" and "--Collateral Arrangements; Acceleration."

  Reference is made to the accompanying prospectus of the Company with respect to the shares of Snyder Common Stock which may be received by a holder of STRYPES on the Exchange Date or upon earlier dissolution of the Trust. The Company is not affiliated with the Trust, will not receive any of the proceeds from the sale of the STRYPES and will have no obligations with respect to the STRYPES.

  Application has been made to list the STRYPES on the New York Stock Exchange (the "NYSE"). Prior to the offering there has been no public market for the STRYPES. Shares of closed-end investment companies have in the past frequently traded at a discount from their net asset values and initial public offering prices. The risks associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of a closed-end investment company soon after the completion of an initial public offering.

  The STRYPES are designed to provide investors with a current distribution yield (the Company has not paid any dividends on the Snyder Common Stock since its initial public offering), while also providing the opportunity for investors to share in the appreciation, if any, of the value of the Snyder Common Stock above the Threshold Appreciation Price. However, the opportunity for equity appreciation afforded by an investment in the STRYPES is less than that afforded by a direct investment in the Snyder Common Stock because the value of the Snyder Common Stock (or the amount of cash or combination of cash and Snyder Common Stock) receivable by a holder of a STRYPES upon exchange on the Exchange Date will exceed the issue price of such STRYPES only if the Exchange Price exceeds the Threshold Appreciation Price, which represents an appreciation of % over the Initial Price. In addition, because each STRYPES
will entitle the holder to receive only    shares of Snyder Common Stock if
the Exchange Price exceeds the Threshold Appreciation Price, holders of the STRYPES will be entitled to receive upon exchange only % of any appreciation of the value of the Snyder Common Stock above the Threshold Appreciation Price. Holders of STRYPES will realize the entire decline in value if the Exchange Price is less than the Initial Price. There can be no assurance that the distribution yield on the STRYPES will be higher than the dividend yield on the Snyder Common Stock over the term of the Trust.

  The STRYPES may be a suitable investment for investors who are able to understand the unique nature of the Trust and the economic characteristics of the Contract and the U.S. Treasury Securities held by the Trust.

  The Trust has adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that, except under limited circumstances, the U.S. Treasury Securities may not be disposed of prior to their respective maturities. As a result, the Trust will continue to hold the Contract despite any significant decline in the market price of the Snyder Common Stock or adverse changes in the financial condition of the Company. The Trust will not be managed like a typical closed-end investment company. The Trust will be treated as a grantor trust for United States Federal income tax purposes and each holder of STRYPES will be treated as the owner of its pro rata portion of the Contract and the U.S. Treasury Securities. The U.S. Treasury Securities held by the Trust will be treated for United States Federal income tax purposes as having original issue discount and holders of STRYPES will be required to recognize currently as income their pro rata portion of such original issue discount as it accrues over the term of the Trust. The quarterly cash distributions paid to the holders of STRYPES, which distributions are anticipated to exceed the currently includable original issue discount, will be treated as a tax-free return of the holders' costs of the U.S. Treasury Securities and any previously included original issue discount, and therefore will not be considered current income to holders upon receipt thereof for United States Federal income tax purposes. Although under current law holders of STRYPES should not recognize income, gain or loss with respect to the Contract over its term, holders will recognize taxable gain or loss upon receipt of cash, if any, upon dissolution of the Trust. For a discussion of certain United States Federal income tax considerations for holders of the STRYPES, see "Certain United States Federal Income Tax Considerations."

  This Prospectus sets forth concisely information about the Trust that a prospective investor ought to know before investing and should be read and retained for future reference.

                               PROSPECTUS SUMMARY

  The following summary should be read in conjunction with the more detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the information contained in this Prospectus assumes that the Underwriters' over-allotment option is not exercised.

THE TRUST

  Snyder STRYPES Trust (the "Trust") is a newly created Delaware business trust that will be registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended (the "Investment
Company Act"). The term of the Trust will expire on or shortly after       ,
2000 (the "Exchange Date"), except that the Trust may be dissolved prior to such date under certain limited circumstances. The Trust will be treated as a grantor trust for United States Federal income tax purposes.

THE OFFERING

  The Trust is offering 4,000,000 STRYPES, each representing a proportionate share of beneficial interest in the Trust, at an initial public offering price
of $   per STRYPES (which amount is equal to the last reported sale price of
the Snyder Common Stock on the NYSE on       , 1997, the date of the offering
(the "Offering")). The Underwriters have been granted an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an aggregate of 600,000 additional STRYPES (subject to decrease as a result of the issuance and sale of STRYPES in connection with the formation of the Trust) to cover over-allotments, if any. See "Underwriting."

THE COMPANY

  The Company is a rapidly growing international provider of complete marketing solutions primarily to Fortune 500 size companies that outsource elements of their global sales and marketing efforts. The Company integrates its various capabilities, including its proprietary distribution channels, into innovative, value-added marketing programs that supplement its clients' sales and marketing activities. The Company identifies high-value consumer segments; designs and implements marketing programs to reach them; initiates and closes sales on behalf of its clients; and provides customer care and retention services. The Company's resources include proprietary databases of targeted consumers and small businesses, database management services, proprietary product sampling programs and publications, sponsored information displays in proprietary locations, marketing program consultants, field sales and marketing representatives, inbound and outbound teleservice representatives, and direct mail and fulfillment capabilities. By expanding the range of its capabilities, its specialized distribution channels and its geographic presence, the Company seeks to provide a single source for its clients' outsourced sales and marketing needs.

  Reference is made to the accompanying prospectus of the Company with respect to the shares of Snyder Common Stock which may be received by a holder of STRYPES on the Exchange Date or upon earlier dissolution of the Trust. The Company is not affiliated with the Trust, will not receive any of the proceeds from the sale of the STRYPES and will have no obligations with respect to the STRYPES. THE PROSPECTUS OF THE COMPANY IS BEING ATTACHED HERETO AND DELIVERED TO PROSPECTIVE PURCHASERS OF STRYPES TOGETHER WITH THIS PROSPECTUS FOR CONVENIENCE OF REFERENCE ONLY. THE PROSPECTUS OF THE COMPANY DOES NOT CONSTITUTE A PART OF THIS PROSPECTUS, NOR IS IT INCORPORATED BY REFERENCE HEREIN.

INVESTMENT OBJECTIVE AND POLICIES

  The Trust will purchase and hold a series of zero-coupon U.S. Government securities ("U.S. Treasury Securities") maturing on a quarterly basis through the Exchange Date and a forward purchase contract (the "Contract") with certain existing stockholders (the "Contracting Stockholders") of the Company relating to shares of Snyder Common Stock. The Trust's investment objective is to
distribute to holders of the STRYPES ("Holders") on a quarterly basis $   per
STRYPES (which amount equals the pro rata portion of the fixed quarterly distributions from the proceeds of the maturing U.S. Treasury Securities held by the Trust) and, on the Exchange Date, a number of shares (such number of shares being hereinafter referred to as the "Exchange Amount") of Snyder Common Stock (or, in certain circumstances, cash, or a combination of cash and Snyder Common Stock, with an equal value) per STRYPES determined in accordance with the following formula (the "Exchange Rate Formula"), subject to certain
adjustments: (a) if the Exchange Price is greater than or equal to $   per
share of Snyder Common Stock (the "Threshold Appreciation Price"),     shares
of Snyder Common Stock per STRYPES, (b) if the Exchange Price is less than the
Threshold Appreciation Price but is greater than $   (the "Initial Price"), a
fractional share of Snyder Common Stock per STRYPES so that the value thereof (determined based on the Exchange Price) equals the Initial Price and (c) if the Exchange Price is less than or equal to the Initial Price, one share of Snyder Common Stock per STRYPES. The "Exchange Price" means the average Closing Price (as defined herein) per share of Snyder Common Stock on the 20 Trading Days (as defined herein) immediately prior to, but not including, the second Trading Day preceding the Exchange Date. Holders otherwise entitled to receive fractional shares in respect of their aggregate holdings of STRYPES will receive cash in lieu thereof. See "Investment Objective and Policies--General" and "--Fractional Interests."

  Pursuant to the terms of the Contract, the Contracting Stockholders are obligated to deliver to the Trust on the Business Day (as defined herein) immediately preceding the Exchange Date a number of shares of Snyder Common Stock equal to the number required by the Trust in order to exchange all of the STRYPES (including any STRYPES issued pursuant to the over-allotment option granted by the Trust to the Underwriters and STRYPES issued in connection with the formation of the Trust) on the Exchange Date in accordance with the Trust's investment objective. The obligation of each Contracting Stockholder to deliver shares of Snyder Common Stock under the Contract may be cash settled, at the option of such Contracting Stockholder, in whole or in part, by delivering to the Trust on the Business Day immediately preceding the Exchange Date, in lieu of the number of shares of Snyder Common Stock otherwise deliverable in respect of which an election to exercise the cash settlement option is made, cash in an amount equal to the value of such shares at the Exchange Price. In the event that all or any of the Contracting Stockholders elect to satisfy their obligations under the Contract in whole or in part by delivering cash, Holders of the STRYPES will receive cash, or a combination of cash and Snyder Common Stock, on the Exchange Date. See "Investment Objective and Policies--The Contract."

  Holders of the STRYPES will receive distributions at the rate per STRYPES of $ per annum, or $ per quarter, payable quarterly on each , , and
    (or, if any such date is not a Business Day, on the next succeeding
Business Day), to Holders of record as of each    ,    ,     and    ,
respectively. The first distribution (in respect of the period from       ,
1997 until       , 1997) will be payable on     , 1997 to Holders of record as
of       , 1997, and will equal $   per STRYPES. See "Investment Objective and
Policies--Trust Assets."

  On the Exchange Date, each outstanding STRYPES will be exchanged for between shares and one share of Snyder Common Stock (or, pursuant to the right of each Contracting Stockholder, cash, or a combination of cash and Snyder Common Stock, with an equal value), depending on the Exchange Price. AS DESCRIBED HEREIN, THE EXCHANGE PRICE WILL REPRESENT A DETERMINATION OF THE VALUE OF A SHARE OF SNYDER COMMON STOCK IMMEDIATELY PRIOR TO THE EXCHANGE DATE. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE AMOUNT RECEIVABLE BY HOLDERS OF THE STRYPES ON THE EXCHANGE DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE OF THE STRYPES. IF THE EXCHANGE PRICE OF THE SNYDER COMMON STOCK IS LESS THAN THE INITIAL PRICE, SUCH AMOUNT RECEIVABLE ON THE EXCHANGE DATE WILL BE LESS THAN THE ISSUE PRICE PAID FOR THE STRYPES, IN WHICH CASE AN INVESTMENT IN STRYPES WILL RESULT IN A LOSS. The number of shares of Snyder Common Stock distributable to Holders on the Exchange Date, as determined pursuant to the Exchange Rate Formula, will be subject to adjustment in the event of certain dividends or distributions, subdivisions, splits, combinations, issuances of certain rights or warrants or distributions of certain assets with respect to the Snyder Common Stock.

In the event of certain consolidations or mergers of the Company or any successor thereto into another entity, or the liquidation of the Company or any such successor, or certain related events, in the event that the Contracting Stockholders exercise their option to accelerate the Contract upon the occurrence of a Tax Event or upon the occurrence of certain defaults by any Contracting Stockholder under the Contract or the collateral arrangements described herein, the Contract would be accelerated, the Trust's assets (other than assets received pursuant to the Contract) would be liquidated, the net assets of the Trust would be distributed pro rata to the Holders of the STRYPES and the term of the Trust would expire. See "Investment Objective and Policies--The Contract--Dilution Adjustments," "--Reorganization Events Causing a Termination of the Trust," "--Acceleration Upon Tax Event" and "--Collateral Arrangements; Acceleration."

TRUST ASSETS

  The Trust's assets will consist of: (i) a series of zero-coupon U.S. Treasury Securities with face amounts and maturities corresponding to the amounts and payment dates of the distributions payable with respect to the STRYPES, comprising approximately % of the initial assets of the Trust, and (ii) the Contract with the Contracting Stockholders relating to shares of Snyder Common Stock, comprising approximately % of the initial assets of the Trust.

  Pursuant to the terms of the Contract, the Contracting Stockholders are obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date an aggregate number of shares of Snyder Common Stock equal to the product of the Exchange Amount and the aggregate number of STRYPES then outstanding. The obligation of each Contracting Stockholder to deliver shares of Snyder Common Stock under the Contract may be cash settled, at the option of such Contracting Stockholder, in whole or in part, by delivering to the Trust on the Business Day immediately preceding the Exchange Date, in lieu of the number of shares of Snyder Common Stock otherwise deliverable in respect of which an election to exercise the cash settlement option is made, cash in an amount equal to the value of such shares at the Exchange Price. In the event that all or any of the Contracting Stockholders elect to satisfy their obligations under the Contract in whole or in part by delivering cash, Holders of the STRYPES will receive cash, or a combination of cash and Snyder Common Stock, on the Exchange Date.

  The Contract provides that, from and after a Tax Event Date (as defined herein), each Contracting Stockholder's obligation thereunder may be accelerated, at the option of the Contracting Stockholders, in whole but not in part, at the Tax Event Acceleration Price (as defined herein). In such event, the U.S. Treasury Securities will be sold by the Trust, and the proceeds therefrom will be distributed along with the Tax Event Acceleration Price received under the Contract after providing for any expenses of the Trust. See "Investment Objective and Policies--The Contract--Acceleration Upon Tax Event."

  The purchase price under the Contract is equal to $   in the aggregate
(assuming the Underwriters' over-allotment option is not exercised) and is
payable to the Contracting Stockholders by the Trust on or about       , 1997.
No other consideration is payable by the Trust to the Contracting Stockholders in connection with its acquisition of the Contract or the performance of the Contract by the Contracting Stockholders. See "Investment Objective and Policies--The Contract."

  The obligations of each Contracting Stockholder under the Contract will be secured by a pledge of the maximum number of shares of Snyder Common Stock deliverable by such Contracting Stockholder pursuant to the Contract (subject to adjustment in accordance with the dilution adjustment provisions of the Contract, as described herein). See "Investment Objective and Policies--The Contract--Collateral Arrangements; Acceleration."

RELATIONSHIP TO SNYDER COMMON STOCK

  Holders of the STRYPES will receive distributions at the rate of % of the issue price per annum. The Company has not paid any dividends on the Snyder Common Stock since its initial public offering and has stated that it has no current intention to pay dividends on the Snyder Common Stock. Any future determination as to the payment of dividends will be at the discretion of the Company's Board of Directors and will depend upon the Company's operating results, financial condition and capital requirements, contractual restrictions, general business conditions and such other factors as the Company's Board of Directors deems relevant. There can be no assurance that the distribution yield on the STRYPES will be higher than the dividend yield on the Snyder Common Stock over the term of the Trust. Holders of STRYPES will not be entitled to receive any future dividends on the Snyder Common Stock unless and until such time, if any, as the Trust shall have delivered Snyder Common Stock in exchange for STRYPES on the Exchange Date or upon earlier dissolution of the Trust, and unless the applicable record date for determining stockholders entitled to receive such dividends occurs after such delivery. See "Risk Factors--No Stockholder Rights."

  The opportunity for equity appreciation afforded by an investment in the STRYPES is less than that afforded by a direct investment in the Snyder Common Stock because the value of the Snyder Common Stock (or the amount of cash or combination of cash and Snyder Common Stock) receivable by a Holder of a STRYPES upon exchange on the Exchange Date will exceed the issue price of such STRYPES only if the Exchange Price exceeds the Threshold Appreciation Price, which represents an appreciation of % over the Initial Price. Moreover, each STRYPES will entitle the Holder to receive on the Exchange Date only % (the percentage equal to the Initial Price divided by the Threshold Appreciation Price) of any appreciation of the value of Snyder Common Stock above the Threshold Appreciation Price. Holders of STRYPES will realize the entire decline in value if the Exchange Price is less than the Initial Price. See "Risk Factors--Limitations on Opportunity for Equity Appreciation; Potential Losses."

DILUTION

  The number of shares of Snyder Common Stock (or the amount of cash or combination of cash and Snyder Common Stock) that Holders of STRYPES are entitled to receive upon exchange on the Exchange Date will not be adjusted for certain events, such as offerings of Snyder Common Stock by the Company for cash or in connection with acquisitions. Concurrently with, but not conditioned upon, the offering of the STRYPES, the Company and certain stockholders of the Company are separately offering 7,631,595 shares of Snyder Common Stock (8,776,334 shares if the underwriters' over-allotment options are exercised in full). The Company is not restricted in connection with the STRYPES from issuing additional shares of Snyder Common Stock during the term of the Trust. In addition, principal stockholders of the Company (including the beneficial owners of the Contracting Stockholders) are not precluded from selling shares of Snyder Common Stock, either pursuant to Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"), or by causing the Company to register such shares. Neither the Company nor any stockholder of the Company has any obligation to consider the interests of Holders of STRYPES for any reason. Additional issuances or sales may materially and adversely affect the price of Snyder Common Stock and, because of the relationship of the number of shares of Snyder Common Stock (or the amount of cash or combination of cash and Snyder Common Stock) to be received on the Exchange Date to the price of the Snyder Common Stock, such other events may materially and adversely affect the trading price of the STRYPES. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that principal stockholders will not sell any, Snyder Common Stock in the future, or as to the amount of any such offerings or sales. See "Risk Factors--Dilution Adjustments."

TERM OF THE TRUST

  The Trust will dissolve on or shortly after the Exchange Date, except if dissolved earlier under certain limited circumstances. On or shortly after the Exchange Date, the shares of Snyder Common Stock and/or cash to be exchanged for the STRYPES and any other remaining Trust assets, net of any remaining Trust expenses, if any, will be distributed pro rata to Holders. In the event that a Reorganization Event (as defined below) shall have occurred, the Contracting Stockholders shall have exercised their option to accelerate the Contract upon the occurrence of a Tax Event or certain defaults shall have occurred with respect to any Contracting Stockholder under the Contract or the collateral arrangements described herein, the Contract would accelerate, the Trust's assets (other than assets received pursuant to the Contract) would be liquidated, the net assets of the Trust would be distributed pro rata to the Holders and the term of the Trust would expire. See "Investment Objective and Policies--The Contract," "--Acceleration Upon Tax Event," "--Trust Dissolution," and "Risk Factors--Limited Term."

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

  The Trust will be taxable as a grantor trust for United States Federal income tax purposes. Accordingly, each Holder will be treated for United States Federal income tax purposes as the owner of its pro rata portion of the U.S. Treasury Securities and the Contract, and income received (including original issue discount treated as received) by the Trust will generally be treated as income of the Holders. See "Certain United States Federal Income Tax Considerations."

  The U.S. Treasury Securities held by the Trust will be treated for United States Federal income tax purposes as having "original issue discount" which will accrue over the term of the U.S. Treasury Securities. It is currently anticipated that each quarterly cash distribution to the Holders will be treated as a tax-free return of the Holders' costs of the U.S. Treasury Securities and any previously included original issue discount, and therefore will not be considered current income to Holders upon receipt thereof for United States Federal income tax purposes. However, a Holder (whether on the cash or accrual method of tax accounting) must recognize currently as income original issue discount on the U.S. Treasury Securities as it accrues. See "Certain United States Federal Income Tax Considerations."

  Under existing law, a Holder should not recognize income, gain or loss upon the Trust's entry into the Contract or over the term of the Contract. In general, the delivery of Snyder Common Stock pursuant to the Contract will not be taxable to the Holders. A Holder will have taxable gain or loss upon receipt of cash, if any, upon dissolution of the Trust or to the extent that all or any of the Contracting Stockholders satisfy their obligations under the Contract in whole or in part with cash (including upon the occurrence of a Tax Event). In general, each Holder's initial tax basis in any Snyder Common Stock received from the Trust on the Exchange Date or upon earlier dissolution of the Trust will be equal to its basis in its pro rata portion of the Contract less the portion of such basis allocable to any cash that is received under the Contract. See "Certain United States Federal Income Tax Considerations."

MANAGEMENT ARRANGEMENTS

  The Trust will be internally managed and will not have an investment adviser. The Trust's portfolio will not be actively managed. The administration of the Trust will be overseen by the Trustees. The day-to-day administration of the Trust will be carried out by The Bank of New York (or its successor) as trust administrator (the "Administrator"). The Bank of New York (or its successor) will also act as custodian for the Trust's assets (the "Custodian") and as paying agent, transfer agent and registrar (the "Paying Agent") with respect to the STRYPES. Except as aforesaid, and except for The Bank of New York's role as collateral agent under the Trust's Security and Pledge Agreement (see "Investment Objective and Policies--The Contract--Collateral Arrangements; Acceleration"), The Bank of New York has no other affiliation with, and is not engaged in any other transaction with, the Trust. For their services, the Contracting Stockholders will pay each of the Administrator, the Custodian and the Paying Agent at the closing of the Offering a one-time, up-front amount in respect of its fee. See "Management Arrangements."

RISK FACTORS

  The Trust has adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date due to the occurrence of a "Reorganization Event," in the event that the Contracting Stockholders exercise their option to accelerate the Contract upon the occurrence of a Tax Event or in the event of a "Default" by any Contracting Stockholder, the U.S. Treasury

Securities may not be disposed of prior to their respective maturities. The Trust will continue to hold the Contract despite any significant decline in the market price of the Snyder Common Stock or adverse changes in the financial condition of the Company.

  Although the STRYPES will provide investors with a current distribution yield (the Company has not paid any dividends on the Snyder Common Stock since its initial public offering), there is no assurance that the distribution yield on the STRYPES will be higher than the dividend yield on the Snyder Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the STRYPES is less than that afforded by a direct investment in the Snyder Common Stock. The value of the Snyder Common Stock (or the amount of cash or combination of cash and Snyder Common Stock) receivable by a Holder of a STRYPES upon exchange on the Exchange Date will exceed the issue price of such STRYPES only if the Exchange Price exceeds the Threshold Appreciation Price, which represents an appreciation of
 % over the Initial Price. Moreover, because each STRYPES will entitle the
Holder to receive only     shares of Snyder Common Stock if the Exchange Price
exceeds the Threshold Appreciation Price, Holders of the STRYPES will be entitled to receive upon exchange only % of any appreciation of the value of the Snyder Common Stock above the Threshold Appreciation Price. AS DESCRIBED HEREIN, THE EXCHANGE PRICE WILL REPRESENT A DETERMINATION OF THE VALUE OF A SHARE OF SNYDER COMMON STOCK IMMEDIATELY PRIOR TO THE EXCHANGE DATE. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE AMOUNT RECEIVABLE BY HOLDERS OF THE STRYPES ON THE EXCHANGE DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE OF THE STRYPES. IF THE EXCHANGE PRICE OF THE SNYDER COMMON STOCK IS LESS THAN THE INITIAL PRICE, SUCH AMOUNT RECEIVABLE ON THE EXCHANGE DATE WILL BE LESS THAN THE ISSUE PRICE PAID FOR THE STRYPES, IN WHICH CASE AN INVESTMENT IN STRYPES WILL RESULT IN A LOSS.

  The Trust is classified as a "non-diversified" investment company under the Investment Company Act. Consequently, the Trust is not limited by the Investment Company Act in the proportion of its assets that may be invested in the securities of a single issuer. Since the only securities held by the Trust will be the U.S. Treasury Securities and the Contract, the Trust may be subject to greater risk than would be the case for an investment company with more diversified investments.

  The trading prices of the STRYPES in the secondary market will be directly affected by the trading prices of the Snyder Common Stock in the secondary market. It is impossible to predict whether the price of Snyder Common Stock will rise or fall. Trading prices of Snyder Common Stock will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions.

  Holders of STRYPES will not be entitled to any rights with respect to the Snyder Common Stock (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) unless and until such time, if any, as the Trust shall have delivered shares of Snyder Common Stock in exchange for STRYPES on the Exchange Date or upon earlier dissolution of the Trust, and unless the applicable record date, if any, for the exercise of such rights occurs after such delivery.

  The bankruptcy of any of the Contracting Stockholders could adversely affect the time of exchange or, as a result, the amount received by the Holders of the STRYPES. See "Risk Factors--Risk Relating to Bankruptcy of a Contracting Stockholder."

  Holders will experience a taxable event upon receipt of cash, if any, upon dissolution of the Trust or to the extent that all or any of the Contracting Stockholders satisfy their obligations under the Contract in whole or in part with cash. Because of an absence of authority as to the proper character of any gain or loss resulting from such a taxable event, the ultimate tax consequences to Holders as a result of all or any of the Contracting Stockholders satisfying their obligations under the Contract in whole or in part with cash is uncertain. See "Risk Factors."

LISTING

  Application has been made to list the STRYPES on the NYSE.

                                   FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load (as a percentage of offering price).....              3%(a)
  Automatic Dividend Reinvestment Plan Fees.................. Not Applicable
ANNUAL EXPENSES (as a percentage of net assets)
  Management Fees(b).........................................              0%
  Other Expenses(c)..........................................              0%
                                                              --------------
   TOTAL ANNUAL EXPENSES(C)..................................              0%
                                                              ==============

                                                                  1 YEAR 3 YEARS
                                                                  ------ -------
EXAMPLE
An investor would pay the following expenses on a $1,000
investment, including the maximum sales load of $30 and assuming
(1) no annual expenses and (2) a 5% annual return throughout the
periods.........................................................   $30     $30

--------
(a) See the cover page of this Prospectus and "Underwriting."

(b) See "Management Arrangements." The Trust will be internally managed; consequently there will be no separate investment advisory fee paid by the Trust. The Bank of New York will act as the administrator of the Trust.

(c) The organization costs of the Trust in the amount of $   , the costs
    associated with the initial registration and offering of the STRYPES
    estimated to be approximately $   , and approximately $    in respect of
    anticipated ongoing expenses over the term of the Trust will be paid by the Contracting Stockholders. Any unanticipated operating expenses of the Trust will be paid by Merrill Lynch & Co., Inc., which will be reimbursed by the Contracting Stockholders. See "Management Arrangements--Estimated Expenses." Absent such arrangements, the Trust's "Other Expenses" and "Total Annual Expenses" would be approximately % of the Trust's net assets.

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Trust will bear directly or indirectly. The Example set forth above utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES OR ANNUAL RATES OF RETURN, AND ACTUAL EXPENSES OR ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                                   THE TRUST

  Snyder STRYPES Trust is a newly created Delaware business trust and will be registered as a closed-end management investment company under the Investment Company Act. The Trust was formed on August 5, 1997 pursuant to a Trust
Agreement dated as of such date (as amended and restated as of       , 1997,
the "Declaration of Trust"). The term of the Trust will expire on or shortly
after       , 2000, except that the Trust may be dissolved prior to such date under certain limited circumstances. The Trust will be treated as a grantor trust for United States Federal income tax purposes. The Trust's principal office is located at 850 Library Avenue, Suite 204, Newark, Delaware 19715, and its telephone number is (302) 738-6680.

                                USE OF PROCEEDS

  The net proceeds of the Offering will be approximately $    (or
approximately $   , if the Underwriters' over-allotment option is exercised in full), after payment of the sales load. At the time of the closing of the Offering, or shortly thereafter, the net proceeds of the Offering will be used to purchase a fixed portfolio comprised of a series of zero-coupon U.S. Treasury Securities with face amounts and maturities corresponding to the amounts and payment dates of the distributions payable with respect to the STRYPES and to pay the purchase price under the Contract to the Contracting Stockholders.

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

  The Trust will purchase and hold (i) a series of zero-coupon U.S. Treasury Securities maturing on a quarterly basis through the Exchange Date and (ii) the Contract with the Contracting Stockholders relating to shares of Snyder Common Stock. The Trust's investment objective is to distribute to Holders on
a quarterly basis $   per STRYPES (which amount equals the pro rata portion of
the fixed quarterly distributions from the proceeds of the maturing U.S. Treasury Securities held by the Trust) and, on the Exchange Date, a number of shares (such number of shares being hereinafter referred to as the "Exchange Amount") of Snyder Common Stock (or, under certain circumstances, cash, or a combination of cash and Snyder Common Stock, with an equal value) per STRYPES determined in accordance with the following Exchange Rate Formula, subject to adjustment as a result of certain dilution events: (a) if the Exchange Price
is greater than or equal to $   per share of Snyder Common Stock (the
"Threshold Appreciation Price"),     shares of Snyder Common Stock per
STRYPES, (b) if the Exchange Price is less than the Threshold Appreciation
Price but is greater than $   (the "Initial Price"), a fractional share of
Snyder Common Stock per STRYPES so that the value thereof (determined based on the Exchange Price) equals the Initial Price and (c) if the Exchange Price is less than or equal to the Initial Price, one share of Snyder Common Stock per STRYPES. THERE CAN BE NO ASSURANCE THAT THE AMOUNT RECEIVABLE BY HOLDERS OF THE STRYPES ON THE EXCHANGE DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE OF THE STRYPES. IF THE EXCHANGE PRICE OF THE SNYDER COMMON STOCK IS LESS THAN THE INITIAL PRICE, SUCH AMOUNT RECEIVABLE ON THE EXCHANGE DATE WILL BE LESS THAN THE ISSUE PRICE PAID FOR THE STRYPES, IN WHICH CASE AN INVESTMENT IN STRYPES WILL RESULT IN A LOSS. Holders otherwise entitled to receive fractional shares of Snyder Common Stock in respect of their aggregate holdings of STRYPES will receive cash in lieu thereof. See "Fractional Interests." The numbers of shares of Snyder Common Stock per STRYPES specified in clauses (a) and (c) of the Exchange Rate Formula are hereinafter referred to as the "Share Components."

  The "Exchange Price" means the average Closing Price per share of Snyder Common Stock on the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the Exchange Date. The "Closing Price" of any security on any date of determination means the closing sale price (or, if no closing price is reported, the last reported sale price) of such security on the NYSE on such date or, if such security is not listed for trading on the NYSE on any such date, as reported in the composite transactions for the principal United States securities exchange on which such security is so listed, or, if such security is not so listed on a

United States national or regional securities exchange, as reported by National Association of Securities Dealers, Inc. Automated Quotation System, or, if such security is not so reported, the last quoted bid price for such security in the over-the-counter market as reported by the National Quotation Bureau or similar organization, or, if such bid price is not available, the market value of such security on such date as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator. In the event that the Exchange Rate Formula is adjusted as described under "--The Contract--Dilution Adjustments" below, each of the Closing Prices used in determining the Exchange Price will be similarly adjusted to derive, for purposes of determining which of clauses (a), (b) or
(c) of the Exchange Rate Formula will apply on the Exchange Date, an Exchange Price stated on a basis comparable to the Initial Price and the Threshold Appreciation Price. A "Trading Day" is defined as a day on which the security the Closing Price of which is being determined (A) is not suspended from trading on any national or regional securities exchange or association or over-the-counter market at the close of business and (B) has traded at least once on the national or regional securities exchange or association or over-the-counter market that is the primary market for the trading of such security. The term "Business Day" means any day that is not a Saturday, a Sunday or a day on which the NYSE, The NASDAQ National Market, or banking institutions or trust companies in The City of New York are authorized or obligated by law or executive order to close.

  Pursuant to the terms of the Contract, the Contracting Stockholders are obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date an aggregate number of shares of Snyder Common Stock equal to the product of the Exchange Amount and the aggregate number of STRYPES then outstanding. The obligation of each Contracting Stockholder to deliver shares of Snyder Common Stock under the Contract may be cash settled, at the option of such Contracting Stockholder, in whole or in part, by delivering to the Trust on the Business Day immediately preceding the Exchange Date, in lieu of the number of shares of Snyder Common Stock otherwise deliverable in respect of which an election to exercise the cash settlement option is made, cash in an amount equal to the value of such shares at the Exchange Price. In the event that all or any of the Contracting Stockholders elect to satisfy their obligations under the Contract in whole or in part by delivering cash, Holders will receive cash, or a combination of cash and Snyder Common Stock, on the Exchange Date. On or prior to the twenty-sixth Business Day preceding the Exchange Date, the Administrator will notify The Depository Trust Company (the "Depositary") and publish a notice in The Wall Street Journal or another daily newspaper of national circulation stating whether shares of Snyder Common Stock or cash, or a combination thereof, will be delivered in exchange for the STRYPES on the Exchange Date. At the time such notice is published, the Exchange Price will not have been determined. If all or any of the Contracting Stockholders elect to deliver shares of Snyder Common Stock, Holders will be responsible for the payment of any and all brokerage costs upon the subsequent sale thereof.

  The Trust has adopted a fundamental policy as required by the Declaration of Trust to invest at least 65% of its portfolio in the Contract. The Contract will comprise approximately % of the Trust's initial assets. The Trust has also adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date due to the occurrence of a "Reorganization Event," in the event that the Contracting Stockholders exercise their option to accelerate the Contract upon the occurrence of a Tax Event or in the event of a "Default" by any Contracting Stockholder, the U.S. Treasury Securities may not be disposed of prior to their respective maturities. The foregoing fundamental policies of the Trust may not be changed without the vote of 100% in interest of the Holders.

TRUST ASSETS

  The Trust's assets primarily will consist of: (i) U.S. Treasury Securities and (ii) the Contract. The Trust may also make certain temporary investments. See "--Temporary Investments." For illustrative purposes only, the following table shows the number of shares of Snyder Common Stock or amount of cash that a Holder would receive for each STRYPES at various Exchange Prices. The table assumes that there will be no dilution adjustments to the Exchange Rate Formula as described below under "--The Contract--Dilution Adjustments." There can be no assurance that the Exchange Price will be within the range set forth below. Given the Initial Price of $ and the Threshold Appreciation Price of
$    , a Holder would receive on the Exchange

Date the following number of shares of Snyder Common Stock or amount of cash (in the event that all of the Contracting Stockholders elect to satisfy their obligations under the Contract, in whole, with cash) per STRYPES:

     EXCHANGE PRICE OF
       SNYDER COMMON              NUMBER OF SHARES OF
           STOCK                  SNYDER COMMON STOCK                   AMOUNT OF CASH
     -----------------            -------------------                   --------------


  The following table sets forth information regarding the distributions to be received on the U.S. Treasury Securities, the portion of each year's distributions that will constitute a return of capital for United States Federal income tax purposes and the amount of original issue discount accruing, assuming a yield-to-maturity accrual election, on the U.S. Treasury Securities with respect to a Holder who acquires its STRYPES at the issue price from an Underwriter pursuant to the Offering. See "Certain United States Federal Income Tax Considerations."

                                                                     ANNUAL
                 ANNUAL GROSS     ANNUAL GROSS                    INCLUSION OF
                 DISTRIBUTIONS DISTRIBUTIONS FROM                ORIGINAL ISSUE
                   FROM U.S.     U.S. TREASURY    ANNUAL RETURN   DISCOUNT IN
                   TREASURY      SECURITIES PER   OF CAPITAL PER   INCOME PER
YEAR              SECURITIES        STRYPES          STRYPES        STRYPES
----             ------------- ------------------ -------------- --------------
1997............     $                $                $              $
1998............
1999............
2000............

  The anticipated annual distribution of $   per STRYPES is payable quarterly
on each    ,    ,     and    , commencing       , 1997. Quarterly
distributions on the STRYPES will consist solely of the cash received from the proceeds of the maturing U.S. Treasury Securities held by the Trust. The Trust will not be entitled to any future dividends that may be declared on the Snyder Common Stock. See "Dividends and Distributions."

ENHANCED YIELD; LESS POTENTIAL FOR EQUITY APPRECIATION THAN SNYDER COMMON STOCK; NO DEPRECIATION PROTECTION

  Although the STRYPES will provide investors with a current distribution yield (the Company has not paid any dividends on the Snyder Common Stock since its initial public offering), there is no assurance that the distribution yield on the STRYPES will be higher than the dividend yield on the Snyder Common Stock over the term of the Trust. In addition, the opportunity for equity appreciation afforded by an investment in the STRYPES is less than that afforded by a direct investment in the Snyder Common Stock. The value of the Snyder Common Stock (or the amount of cash or combination of cash and Snyder Common Stock) receivable by a Holder of a STRYPES on the Exchange Date will exceed the issue price of such STRYPES only if the Exchange Price exceeds the Threshold Appreciation Price, which represents an appreciation of % of the Initial Price. Moreover, because each STRYPES will entitle the Holder to
receive only     shares of Snyder Common Stock if the Exchange Price exceeds the Threshold Appreciation Price, Holders of the STRYPES will be entitled to receive upon exchange only % (the percentage equal to the Initial Price divided by the Threshold Appreciation Price) of any appreciation of the value of the Snyder Common Stock above the Threshold

Appreciation Price. Holders of STRYPES will realize the entire decline in value if the Exchange Price is less than the Initial Price.

THE COMPANY

  The Company is a rapidly growing international provider of complete marketing solutions primarily to Fortune 500 size companies that outsource elements of their global sales and marketing efforts. The Company integrates its various capabilities, including its proprietary distribution channels, into innovative, value-added marketing programs that supplement its clients' sales and marketing activities. The Company identifies high-value consumer segments; designs and implements marketing programs to reach them; initiates and closes sales on behalf of its clients; and provides customer care and retention services. The Company's resources include proprietary databases of targeted consumers and small businesses, database management services, proprietary product sampling programs and publications, sponsored information displays in proprietary locations, marketing program consultants, field sales and marketing representatives, inbound and outbound teleservice representatives, and direct mail and fulfillment capabilities. By expanding the range of its capabilities, its specialized distribution channels and its geographic presence, the Company seeks to provide a single source for its clients' outsourced sales and marketing needs.

  The Snyder Common Stock is traded in the U.S. on the NYSE under the symbol "SNC." At June 30, 1997, there were approximately 77 holders of record of Snyder Common Stock, including Cede & Co., a nominee of the Depositary, which holds shares of Snyder Common Stock on behalf of an indeterminate number of beneficial owners. The following table sets forth, for the fiscal periods indicated, the range of high and low sale prices per share of Snyder Common Stock as reported on the NYSE.

                                                                   HIGH   LOW
                                                                  ------ ------
   1996
   3rd Quarter (From September 24, 1996)......................... $21.75 $17.75
   4th Quarter...................................................  29.38  18.63
   1997
   1st Quarter................................................... $33.13 $23.50
   2nd Quarter...................................................  28.00  19.50
   3rd Quarter (Through August 27, 1997).........................  32.00  23.88

  On August 27, 1997, the closing sale price of the Snyder Common Stock on the NYSE was $26.75 per share.

  The Company has stated that it currently intends to retain future earnings to finance its growth and development and therefore does not anticipate paying any cash dividends on the Snyder Common Stock in the foreseeable future. Payment of any future dividends will depend upon the future earnings and capital requirements of the Company and other factors which the Company's Board of Directors considers appropriate.

  Holders of STRYPES will not be entitled to receive any future dividends on the Snyder Common Stock unless and until such time, if any, as the Trust shall have delivered Snyder Common Stock in exchange for STRYPES on the Exchange Date or upon earlier dissolution of the Trust, and unless the applicable record date for determining stockholders entitled to receive such dividends occurs after such delivery. See "Risk Factors--No Stockholder Rights."

  The Company is subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Accordingly, the Company files reports, proxy and information statements and other information with the Securities and Exchange Commission (the "Commission"). Copies of such material can be inspected and copied at the public reference facilities maintained by the Commission at the address specified under "Additional Information." Reports, proxy and information statements and other information concerning the Company may also be inspected at the offices of the NYSE.

  THE COMPANY IS NOT AFFILIATED WITH THE TRUST, WILL NOT RECEIVE ANY OF THE PROCEEDS FROM THE SALE OF THE STRYPES AND WILL HAVE NO OBLIGATIONS WITH RESPECT TO THE STRYPES. THIS PROSPECTUS RELATES ONLY TO THE STRYPES OFFERED HEREBY AND DOES NOT RELATE TO THE COMPANY OR THE SNYDER COMMON STOCK. THE COMPANY HAS FILED A REGISTRATION STATEMENT ON FORM S-1 WITH THE COMMISSION WITH RESPECT TO THE SHARES OF SNYDER COMMON STOCK THAT MAY BE RECEIVED BY A HOLDER OF STRYPES ON THE EXCHANGE DATE OR UPON EARLIER DISSOLUTION OF THE TRUST. THE PROSPECTUS OF THE COMPANY (THE "SNYDER PROSPECTUS") CONSTITUTING A PART OF SUCH REGISTRATION STATEMENT INCLUDES INFORMATION RELATING TO THE COMPANY AND THE SNYDER COMMON STOCK, INCLUDING CERTAIN RISK FACTORS RELEVANT TO AN INVESTMENT IN SNYDER COMMON STOCK. THE SNYDER PROSPECTUS IS BEING ATTACHED HERETO AND DELIVERED TO PROSPECTIVE PURCHASERS OF STRYPES TOGETHER WITH THIS PROSPECTUS FOR CONVENIENCE OF REFERENCE ONLY. THE SNYDER PROSPECTUS DOES NOT CONSTITUTE A PART OF THIS PROSPECTUS, NOR IS IT INCORPORATED BY REFERENCE HEREIN.

THE CONTRACT

  General. Pursuant to the terms of the Contract, the Contracting Stockholders are obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date an aggregate number of shares of Snyder Common Stock equal to the product of the Exchange Amount and the aggregate number of STRYPES then outstanding. The obligation of each Contracting Stockholder to deliver shares of Snyder Common Stock under the Contract may be cash settled, at the option of such Contracting Stockholder, in whole or in part, by delivering to the Trust on the Business Day immediately preceding the Exchange Date, in lieu of the number of shares of Snyder Common Stock otherwise deliverable in respect of which an election to exercise the cash settlement option is made, cash in an amount (calculated to the nearest 1/100th of a dollar or, if there is not a nearest 1/100th of a dollar, then to the next higher 1/100th of a dollar) equal to the value of such shares at the Exchange Price. In the event that all or any of the Contracting Stockholders elect to satisfy their obligations under the Contract in whole or in part by delivering cash, Holders of the STRYPES will receive cash, or a combination of cash and Snyder Common Stock, on the Exchange Date.

  Dilution Adjustments. The Exchange Rate Formula is subject to adjustment if the Company shall: (i) pay a stock dividend or make a distribution with respect to Snyder Common Stock in shares of such stock; (ii) subdivide or split the outstanding shares of Snyder Common Stock into a greater number of shares; (iii) combine the outstanding shares of Snyder Common Stock into a smaller number of shares; (iv) issue by reclassification of shares of Snyder Common Stock any shares of common stock of the Company; (v) issue rights or warrants to all holders of Snyder Common Stock entitling them to subscribe for or purchase shares of Snyder Common Stock at a price per share less than the then current market price of the Snyder Common Stock (other than rights to purchase Snyder Common Stock pursuant to a plan for the reinvestment of dividends or interest); or (vi) pay a dividend or make a distribution to all holders of Snyder Common Stock of evidences of its indebtedness or other assets (excluding any stock dividends or distributions referred to in clause
(i) above or any cash dividends other than any Extraordinary Cash Dividends (as defined below)) or issue to all holders of Snyder Common Stock rights or warrants to subscribe for or purchase any of its securities (other than those referred to in clause (v) above).

  In the case of the events referred to in clauses (i), (ii), (iii) and (iv) above, the Exchange Rate Formula shall be adjusted so that the Trust will receive on the Business Day immediately preceding the Exchange Date the number of shares of Snyder Common Stock (or, in the case of a reclassification referred to in clause (iv) above, the number of shares of other common stock of the Company issued pursuant thereto) which the Trust would have owned or been entitled to receive immediately following any event described above had the Contracting Stockholders' obligations under the Contract been satisfied immediately prior to such event or any record date with respect thereto.

  In the case of the event referred to in clause (v) above, the Exchange Rate Formula shall be adjusted by multiplying each of the Share Components in the Exchange Rate Formula in effect immediately prior to the date of issuance of the rights or warrants referred to in clause (v) above by a fraction, the numerator of which shall be the number of shares of Snyder Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional shares of Snyder Common Stock offered for subscription or purchase pursuant to such rights or warrants, and the denominator of which shall be the number of shares of Snyder Common Stock outstanding on the date of issuance of such rights or warrants, immediately prior to such issuance, plus the number of additional shares of Snyder Common Stock which the aggregate offering price of the total number of shares of Snyder Common Stock so offered for subscription or purchase pursuant to such rights or warrants would purchase at the current market price (determined as the average Closing Price per share of Snyder Common Stock on the 20 Trading Days immediately prior to the date such rights or warrants are issued, subject to certain adjustments), which shall be determined by multiplying such total number of shares by the exercise price of such rights or warrants and dividing the product so obtained by such current market price. To the extent that shares of Snyder Common Stock are not delivered after the expiration of such rights or warrants, or if such rights or warrants are not issued, the Exchange Rate Formula shall be readjusted to the Exchange Rate Formula which would then be in effect had such adjustments for the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Snyder Common Stock actually delivered.

  In the case of the event referred to in clause (vi) above, the Exchange Rate Formula shall be adjusted by multiplying each of the Share Components in the Exchange Rate Formula in effect on the record date referred to below by a fraction, the numerator of which shall be the market price per share of Snyder Common Stock on the record date for the determination of stockholders entitled to receive the dividend or distribution or the rights or warrants referred to in clause (vi) above (such market price being determined as the average Closing Price per share of Snyder Common Stock on the 20 Trading Days immediately prior to such record date, subject to certain adjustments), and the denominator of which shall be such market price per share of Snyder Common Stock less the fair market value (as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator, whose determination shall be conclusive) as of such record date of the portion of the assets or evidences of indebtedness to be distributed or of such subscription rights or warrants applicable to one share of Snyder Common Stock.

  An "Extraordinary Cash Dividend" means, with respect to any consecutive 12-month period, the amount, if any, by which the aggregate amount of all cash dividends on the Snyder Common Stock occurring in such 12-month period (excluding any such dividends occurring in such period for which a prior adjustment to the Exchange Rate Formula was previously made) exceeds on a per share basis 10% of the average of the Closing Prices per share of the Snyder Common Stock over such 12-month period. All adjustments to the Exchange Rate Formula will be calculated to the nearest 1/10,000th of a share of Snyder Common Stock (or if there is not a nearest 1/10,000th of a share to the next lower 1/10,000th of a share). No adjustment in the Exchange Rate Formula shall be required unless such adjustment would require an increase or decrease of at least one percent therein; provided, however, that any adjustments which by reason of the foregoing are not required to be made shall be carried forward and taken into account in any subsequent adjustment. If an adjustment is made to the Exchange Rate Formula as described above, an adjustment will also be made to the Exchange Price solely to determine which of clauses (a), (b) or
(c) of the Exchange Rate Formula will apply on the Exchange Date. The required adjustment to the Exchange Price will be made by multiplying each of the Closing Prices used in determining the Exchange Price by a fraction, the numerator of which shall be the Share Component in clause (c) of the Exchange Rate Formula immediately after such adjustment described above, and the denominator of which shall be the Share Component in clause (c) of the Exchange Rate Formula immediately before such adjustment described above. Each such adjustment to the Exchange Rate Formula shall be made successively.

  In the event of a statutory merger effected solely for the purpose of changing the state of incorporation of the Company, or any surviving entity or subsequent surviving entity of the Company (a "Company Successor"), the Exchange Rate Formula shall be adjusted so that the Trust will receive on the Business Day immediately preceding the Exchange Date the number of shares of capital stock of the continuing corporation in such statutory merger which the Trust would have owned or been entitled to receive immediately following such statutory merger had the Contracting Stockholders' obligations under the Contract been satisfied immediately prior to the effective date for such statutory merger.

  The Administrator is required, within ten Business Days following the occurrence of an event that requires an adjustment to the Exchange Rate Formula (or if the Administrator is not aware of such occurrence, as soon as practicable after becoming so aware), to provide written notice to the Holders of the occurrence of such event and a statement in reasonable detail setting forth the adjusted Exchange Rate Formula and the method by which the adjustment to the Exchange Rate Formula was determined, provided that, in respect of any adjustment to the Exchange Price, such notice will only disclose the factor by which each of the Closing Prices used in determining the Exchange Price is so multiplied in order to determine the Exchange Amount on the Exchange Date. Until the Exchange Date, it will not be possible to determine the Exchange Amount.

  No adjustments will be made for certain other events, such as offerings of Snyder Common Stock by the Company for cash or in connection with acquisitions. Likewise, no adjustments will be made for any sales of Snyder Common Stock by any principal stockholder of the Company.

  Reorganization Events Causing a Dissolution of the Trust. In the event of
(A) any consolidation or merger of the Company or any Company Successor with or into another entity (other than (x) a consolidation or merger in which the Company is the continuing corporation and in which the Snyder Common Stock outstanding immediately prior to the consolidation or merger is not exchanged for cash, securities or other property of the Company or another corporation or (y) a statutory merger effected solely for the purpose of changing the state of incorporation of the Company or a Company Successor), (B) any sale, transfer, lease or conveyance to another entity of the property of the Company or any Company Successor as an entirety or substantially as an entirety, (C) any statutory exchange of securities of the Company or any Company Successor with another entity (other than in connection with a merger or acquisition) or
(D) any liquidation, dissolution or winding up of the Company or any Company Successor (other than any liquidation, dissolution or winding up constituting an Event of Default) (any such event described in clause (A), (B), (C) or (D), a "Reorganization Event"), the Contracting Stockholders' obligations under the Contract shall be automatically accelerated and the Contracting Stockholders shall be obligated to deliver to the Trust, on the tenth Business Day after the effective date for such Reorganization Event (the "Early Settlement Date"), an amount of cash per STRYPES equal to: (i) if the Transaction Value (as defined below) is greater than or equal to the Threshold Appreciation
Price,     multiplied by the Transaction Value, (ii) if the Transaction Value
is less than the Threshold Appreciation Price but greater than the Initial Price, the Initial Price, and (iii) if the Transaction Value is less than or equal to the Initial Price, the Transaction Value. "Transaction Value" means
(i) for any cash received in any such Reorganization Event, the amount of cash received per share of Snyder Common Stock, (ii) for any property other than cash or securities received in any such Reorganization Event, an amount equal to the market value on the date the Reorganization Event is consummated of such property received per share of Snyder Common Stock as determined by a nationally recognized independent investment banking firm retained for this purpose by the Administrator and (iii) for any securities received in any such Reorganization Event, an amount equal to the average Closing Price per unit of such securities on the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the Early Settlement Date, multiplied by the number of such securities received for each share of Snyder Common Stock. Notwithstanding the foregoing, if any Marketable Securities (as defined below) are received by holders of Snyder Common Stock in such Reorganization Event, then in lieu of delivering cash as provided above, any Contracting Stockholder may at its option deliver a proportional amount of such Marketable Securities. If all or any of the Contracting Stockholders elect to deliver Marketable Securities, Holders will be responsible for the payment of any and all brokerage and other transaction costs upon the sale of such securities. "Marketable Securities" means any securities listed on a U.S. national securities exchange or reported by The NASDAQ National Market.

  IF A REORGANIZATION EVENT OCCURS, THE TRUST'S ASSETS (OTHER THAN ASSETS RECEIVED PURSUANT TO THE CONTRACT) WILL BE LIQUIDATED, THE NET ASSETS OF THE TRUST WILL BE DISTRIBUTED PRO RATA TO THE HOLDERS AND THE

TERM OF THE TRUST WILL EXPIRE. In such event, the U.S. Treasury Securities will be sold by the Trust, and the proceeds therefrom will be distributed along with the cash (or Marketable Securities) received under the Contract on the Early Settlement Date after providing for any expenses of the Trust.

  Acceleration Upon Tax Event. Pursuant to the terms of the Contract, the obligations of all of the Contracting Stockholders under the Contract may be accelerated, at the option of the Contracting Stockholders, in whole but not in part, at any time from and after the date (the "Tax Event Date") on which a Tax Event (as defined below) shall occur at a price per STRYPES (the "Tax Event Acceleration Price") equal to (a) an amount of cash equal to the sum of
(i) all accumulated and unpaid distributions on such STRYPES to the date fixed for acceleration (the "Tax Event Acceleration Date"), (ii) the sum of all distributions on such STRYPES due after the Tax Event Acceleration Date and on
or prior to the Exchange Date and (iii) $   (equal to the distributions
payable on such STRYPES for one year), minus (b) the Liquidation Value (as defined below), plus (c) a number of shares of Snyder Common Stock equal to the number that would be required to be delivered on such date under the Contract if the Exchange Date were redefined for all purposes to be the Tax Event Acceleration Date. The obligation of each Contracting Stockholder to deliver shares of Snyder Common Stock on the Tax Event Acceleration Date as described in clause (c) above may be cash settled, at the option of such Contracting Stockholder, in whole or in part, by delivering to the Trust on Tax Event Acceleration Date, in lieu of the number of shares of Snyder Common Stock otherwise deliverable on the Tax Event Acceleration Date in respect of which an election to exercise the cash settlement option (the "Tax Event Cash Settlement Option") is made, cash in an amount (calculated to the nearest 1/100th of a dollar or, if there is not a nearest 1/100th of a dollar, then to the next higher 1/100th of a dollar) equal to the value of such shares at the average Closing Price per share of Snyder Common Stock on the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the Tax Event Acceleration Date.

  A "Tax Event" means that the Contracting Stockholders shall have delivered to the Trust an opinion (the "Tax Event Opinion") from a nationally recognized independent tax counsel experienced in such matters to the effect that, as a result of (a) any amendment to, or change in, the laws (or any regulations thereunder) of the United States or any taxing authority thereof or therein or
(b) any amendment to, clarification of, or change in, an interpretation or application of such laws or regulations by any legislative body, court, governmental agency or regulatory authority, enacted or promulgated, or which interpretation is issued or which action is taken, on or after the date of this Prospectus, there is more than an insubstantial risk that, by reason of the Contracting Stockholders having entered into the Contract, the Contracting Stockholders would be required to recognize gain for United States Federal income tax purposes with respect to shares of Snyder Common Stock deliverable under the Contract on a date earlier than the Business Day immediately preceding the Exchange Date.

  The "Liquidation Value" is defined as the amount of the aggregate proceeds received by the Trust from the sale of the U.S. Treasury Securities allocable to one STRYPES, which shall be determined by the Trustees on the basis of quotations from independent dealers. Upon receipt of any notice from the Contracting Stockholders that they are exercising their option to accelerate the Contract following the occurrence of a Tax Event, the Trustees on the second Business Day immediately preceding the Tax Event Acceleration Date shall solicit cash bids, for settlement on the Business Day immediately preceding the Tax Event Acceleration Date, from three (or such fewer number of dealers as may be providing such bids) United States government securities primary dealers in The City of New York selected by the Trustees after consultation with the Contracting Stockholders (which may include the Administrator or its affiliates) for the purchase by the quoting dealer of all U.S. Treasury Securities then held by the Trust. If for any reason the Trustees are unable to obtain the required bid on the second Business Day preceding the Tax Event Acceleration Date, the Trustees shall attempt to obtain such bid daily until they are able to obtain the required bid. The Trustees shall accept the highest bid received that will result in the greatest amount of proceeds from the sale of the U.S. Treasury Securities then held by the Trust and shall sell all such U.S. Treasury Securities at that highest bid.

  On August 5, 1997, the Taxpayer Relief Act of 1997 (the "Tax Act") was enacted into law. The Tax Act adds new Section 1259 to the Internal Revenue Code of 1986, as amended (the "Code"). In general, Section 1259 of the Code requires taxpayers (including corporations) to recognize gain (but not loss) upon entering into a "constructive sale" of any appreciated position in stock. For these purposes, a taxpayer is treated as making a "constructive sale" of an appreciated position in stock when the taxpayer (or a person related to the taxpayer) enters into a forward contract to deliver the stock. A "forward contract" is defined for these purposes as a contract to deliver a substantially fixed amount of property for a substantially fixed price.
Section 1259 of the Code generally applies to constructive sales entered into after June 8, 1997. The Contracting Stockholders do not believe that they will be considered to have made a constructive sale of any of their Snyder Common Stock as a result of having entered into the Contract. There can be no assurance, however, that future guidance will not be issued under Section 1259 of the Code which would indicate that the Contracting Stockholders have made a constructive sale of their shares of Snyder Common Stock as a result of having entered into the Contract. If future guidance is issued indicating that the Contracting Stockholders have made a constructive sale of their Snyder Common Stock as a result of having entered into the Contract, such guidance could result in a Tax Event. It cannot be predicted whether or not any future guidance will be issued under Section 1259 of the Code which could give rise to a Tax Event, nor can it be predicted whether the Contracting Stockholders will elect to cause a Tax Event by delivering the Tax Event Opinion to the Trust in the event that future guidance is issued under Section 1259 of the Code which could give rise to a Tax Event.

  The Administrator will provide notice of the Contracting Stockholders' election to exercise their acceleration option to Holders of record of the STRYPES not less than nine calendar days (14 calendar days if the Tax Event Cash Settlement Option is elected) nor more than 30 calendar days prior to the related Tax Event Acceleration Date. Such notice will state the following and may contain such other information as the Administrator deems advisable: (a) the Tax Event Acceleration Date, (b) whether all or any of the Contracting Stockholders have elected to exercise the Tax Event Cash Settlement Option, and (c) that distributions will cease to accumulate on the STRYPES on the Tax Event Acceleration Date. Any such notice will be provided by mail, sent to each Holder of record at such Holder's address as it appears on the register for the STRYPES, first class, postage prepaid. At or prior to the mailing of such notice of acceleration, the Administrator will publish a public announcement in The Wall Street Journal or another daily newspaper of national circulation. At the time such announcement is published, neither the Exchange Price nor the Liquidation Value will have been determined.

  Collateral Arrangements; Acceleration. Pursuant to a Security and Pledge Agreement among the Contracting Stockholders, the Trust and The Bank of New York, as collateral agent (the "Collateral Agent"), each Contracting Stockholder's obligations under the Contract will be secured by a security interest in the maximum number of shares of Snyder Common Stock deliverable by such Contracting Stockholder under the Contract (subject to adjustment in accordance with the dilution adjustment provisions of the Contract, described above). The Collateral Agent will promptly pay over to each Contracting Stockholder any dividends, interest, principal or other payments received by the Collateral Agent in respect of any collateral pledged by such Contracting Stockholder, unless the relevant Contracting Stockholder is in "Default" or unless the payment of such amount to the relevant Contracting Stockholder would cause the collateral to become insufficient under the Security and Pledge Agreement. Each Contracting Stockholder shall have the right to vote any pledged shares of Snyder Common Stock for so long as such shares are owned by it and pledged under the Security and Pledge Agreement, unless such Contracting Stockholder is in "Default."

  A "Collateral Event of Default" under the Security and Pledge Agreement shall mean, with respect to any Contracting Stockholder at any time, failure of the collateral to consist of at least the maximum number of shares of Snyder Common Stock deliverable by such Contracting Stockholder under the Contract at such time if such failure is not remedied on or before the third Business Day after notice of such failure is given to such Contracting Stockholder.

  The occurrence of a Collateral Event of Default with respect to any Contracting Stockholder under the Security and Pledge Agreement or the bankruptcy or insolvency of any Contracting Stockholder (each such event, a "Default") will cause an automatic acceleration of the Contracting Stockholders' obligations under the Contract. In any such event, each Contracting Stockholder will become obligated to deliver a number of shares of Snyder Common Stock, allocated as proportionately as practicable, having an aggregate value equal to such Contracting Stockholder's pro rata portion of, the "Aggregate Acceleration Value" of the Contract. The Aggregate Acceleration Value will be based on an "Acceleration Value" determined by the Administrator on the basis of quotations from independent dealers. Each quotation will be for an amount that would be paid to the relevant dealer in consideration of an agreement between the Trust and such dealer that would have the effect of preserving the Trust's rights to receive the number of shares of Snyder Common Stock under a portion of the Contract that corresponds to 1,000 of the STRYPES offered hereby. The Administrator will request quotations from four nationally recognized independent dealers on or as soon as reasonably practicable following the date of acceleration. If four quotations are provided, the Acceleration Value will be the arithmetic mean of the two quotations remaining after disregarding the highest and the lowest quotations. If two or three quotations are provided, the Acceleration Value will be the arithmetic mean of such quotations. If one quotation is provided, the Acceleration Value will be such quotation. The Aggregate Acceleration Value will be computed by dividing the Acceleration Value by 1,000 and multiplying the quotient by the aggregate number of STRYPES then outstanding, except that, if no quotations are provided, the Aggregate Acceleration Value will be the product of the average Closing Price per share of Snyder Common Stock on the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the acceleration date and the number of shares of Snyder Common Stock that would be required to be delivered on such date under the Contract if the Exchange Date were redefined for all purposes to be the acceleration date. Upon the occurrence of a Default, the number of shares of Snyder Common Stock deliverable for each STRYPES will be based solely on the Aggregate Acceleration Value described above for the Contract.

  The Collateral Agent is a "financial institution" for purposes of Sections 555 and 101(22) of Title 11 of the United States Code (the "Bankruptcy Code"). The Trust believes that the Collateral Agent will be the agent and custodian for the Trust such that the Trust will be a "financial institution" as defined in Section 101(22) of the Bankruptcy Code. Upon any acceleration, the Collateral Agent will distribute to the Trust, for distribution pro rata to the Holders, the Aggregate Acceleration Value in the form of shares of Snyder Common Stock then pledged. See "--Trust Dissolution."

  Fractional Shares and Units. No fractional share of Snyder Common Stock will be delivered to the Trust if all or any of the Contracting Stockholders satisfy their obligations under the Contract in whole or in part by delivering shares of Snyder Common Stock. In lieu of any fractional share otherwise deliverable in respect of any Contracting Stockholder's obligation under the Contract, the Trust shall be entitled to receive an amount in cash equal to the value of such fractional share based on the average Closing Price per share of Snyder Common Stock on the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the Exchange Date. No fractional unit of any Marketable Security will be delivered to the Trust if all or any of the Contracting Stockholders elect to deliver Marketable Securities on any Early Settlement Date. In lieu of any fractional unit otherwise deliverable on the Early Settlement Date in respect of any Contracting Stockholder's obligation under the Contract, the Trust shall be entitled to receive an amount in cash equal to the value of such fractional unit based on the average Closing Price per unit of such Marketable Security on the 20 Trading Days immediately prior to, but not including, the second Trading Day preceding the Early Settlement Date.

  Description of Contracting Stockholders. The Contracting Stockholders are D.M.S. Endowment, LLC, Sutton Partners, LLC, A.O. Roberts, LLC and USN College Marketing, L.P. Specific information regarding the holdings of Snyder Common Stock by the Contracting Stockholders is included in the accompanying prospectus of the Company with respect to the shares of Snyder Common Stock which may be received by a Holder of STRYPES on the Exchange Date or upon earlier dissolution of the Trust.

  Purchase Price. The purchase price under the Contract is equal to $    in
the aggregate and is payable to the Contracting Stockholders by the Trust on
or about       , 1997. No other consideration is payable by the Trust to the
Contracting Stockholders in connection with its acquisition of the Contract or the performance of the Contract by the Contracting Stockholders.

  The Contract will be valued by the Trust at fair value as determined in good faith at the direction of the Trustees (if necessary, through consultation with accountants, bankers and other specialists). See "Net Asset Value."

THE U.S. TREASURY SECURITIES

  The Trust will purchase and hold a series of zero-coupon U.S. Treasury Securities with face amounts and maturities corresponding to the amounts and payment dates of the distributions payable with respect to the STRYPES. Up to
 % of the Trust's total assets may be invested in these U.S. Treasury Securities. In the event that the Contract is accelerated as described under "--Reorganization Event Causing a Termination of the Trust," "--Acceleration Upon Tax Event" or "--Collateral Arrangements; Acceleration," the Administrator will liquidate any such U.S. Treasury Securities then held in the Trust and distribute the proceeds therefrom pro rata to the Holders, together with amounts distributed upon acceleration.

TEMPORARY INVESTMENTS

  To the extent necessary to enable the Paying Agent to make the next succeeding quarterly distribution, any moneys deposited with or received by the Trust will be invested by the Paying Agent in short-term obligations of the U.S. Government maturing no later than the Business Day preceding the next following distribution date.

TRUST DISSOLUTION

  The Trust will dissolve on or shortly after the Exchange Date, except if dissolved earlier under certain limited circumstances. Although the Trust has adopted a fundamental policy that it will not dispose of the Contract prior to the Exchange Date, under certain circumstances the Contract may terminate prior to the Exchange Date. In the event that a Reorganization Event shall have occurred, the Contracting Stockholders shall have exercised their option to accelerate the Contract upon the occurrence of a Tax Event or a Default shall have occurred, the Trust's assets (other than assets received pursuant to the Contract) would be liquidated, the net assets of the Trust would be distributed pro rata to the Holders and the term of the Trust would expire. See "--The Contract--Reorganization Event Causing Termination of the Trust," "--Acceleration Upon Tax Event" and "--Collateral Arrangements; Acceleration."

  Written notice of any dissolution shall be sent to Holders specifying the record date for the distribution to Holders, the amount distributable (including, if applicable, the number of shares of Snyder Common Stock or, if a Reorganization Event shall have occurred, the number of units of any Marketable Security) with respect to each STRYPES and the time of dissolution as determined by the Trustees. Any such notice will be provided by mail, sent to each Holder at such Holder's address as it appears on the register for the STRYPES, first class, postage prepaid not less than nine days prior to the date on which such distribution is to be made. At or prior to the mailing of such notice, the Administrator shall publish a public announcement in The Wall Street Journal or another daily newspaper of national circulation.

FRACTIONAL SHARES AND UNITS

  No fractional shares of Snyder Common Stock, or fractional units of any Marketable Security, will be distributed by the Trust to Holders of STRYPES on the Exchange Date or upon earlier dissolution of the Trust. All fractional shares or units to which Holders of STRYPES would otherwise be entitled on the Exchange Date or upon earlier dissolution of the Trust will be aggregated and liquidated by the Administrator and, in lieu of the fractional share or units to which a Holder would otherwise have been entitled in respect of the total number of STRYPES held by such Holder, such Holder will receive its pro rata portion of the proceeds from such liquidation.

                            INVESTMENT RESTRICTIONS

  The Trust has adopted a fundamental policy that the Trust may not purchase any securities or instruments other than the U.S. Treasury Securities, the Contract and the Snyder Common Stock or other assets received pursuant to the Contract (including Marketable Securities) and, for cash management purposes, short-term obligations of the U.S. Government; issue any securities or instruments except for the STRYPES; make short sales or purchase securities on margin; write put or call options; borrow money; underwrite securities; purchase or sell real estate, commodities or commodities contracts; or make loans. The Trust has adopted a fundamental policy to invest at least 65% of its portfolio in the Contract. The Trust has also adopted a fundamental policy that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date due to the occurrence of a Reorganization Event, in the event that the Contracting Stockholders exercise their option to accelerate the Contract upon the occurrence of a Tax Event or in the event of a Default, the U.S. Treasury Securities may not be disposed of prior to their respective maturities.

  Because of the foregoing limitations, the Trust's investments will be concentrated initially in the marketing services industry, which is the industry in which the Company currently operates. However, to the extent that in the future the Company diversifies its operations into one or more other industries, the Trust's investments will be less concentrated in the marketing services industry.

                                 RISK FACTORS

NO ACTIVE PORTFOLIO MANAGEMENT

  It is a fundamental policy of the Trust that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date due to the occurrence of a Reorganization Event, in the event that the Contracting Stockholders exercise their option to accelerate the Contract upon the occurrence of a Tax Event or in the event of a Default, the U.S. Treasury Securities may not be disposed of prior to their respective maturities. As a result, the Trust will continue to hold the Contract despite any significant decline in the market price of the Snyder Common Stock or adverse changes in the financial condition of the Company. The Trust will not be managed like a typical closed-end investment company.

ABSENCE OF TRADING HISTORY; MARKETABILITY; POSSIBILITY OF THE STRYPES TRADING AT A DISCOUNT FROM NET ASSET VALUE

  The STRYPES have no trading history and it is not possible to predict how they will trade in the secondary market. The trading price of the STRYPES may vary considerably prior to the Exchange Date due to, among other things, fluctuations in trading prices of the Snyder Common Stock (which may occur due to changes in the Company's financial condition, results of operations or prospects, or because of complex and interrelated political, economic, financial and other factors that can affect the capital markets generally, the stock exchanges or quotation systems on which the Snyder Common Stock is traded and the market segment of which the Company is a part) and fluctuations in interest rates and other factors that are difficult to predict and beyond the Trust's control.

  The Underwriters currently intend, but are not obligated, to make a market in the STRYPES. There can be no assurance that a secondary market will develop or, if a secondary market does develop, that it will provide the Holders of the STRYPES with liquidity of investment or that it will continue for the life of the STRYPES. Application has been made to list the STRYPES on the NYSE. There can be no assurance that such application will be accepted or that, if accepted, the STRYPES will not later be delisted or that trading in the STRYPES on the NYSE will not be suspended. In the event of a delisting or suspension of trading on such exchange, the Trust will apply for listing of the STRYPES on another national securities exchange or for quotation on another trading market. If the STRYPES are not listed or traded on any securities exchange or trading market, or if trading of the STRYPES is suspended, pricing information for the STRYPES may be more difficult to obtain, and the price and liquidity of the STRYPES may be adversely affected.

  The Trust is a newly organized closed-end investment company with no previous operating history. Shares of closed-end investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Trust's net asset value will decrease. The Trust cannot predict whether the STRYPES will trade at, below or above their net asset value. The risk of purchasing investments that might trade at a discount is more pronounced for investors who wish to sell their investments in a relatively short period of time after completion of the Trust's initial public offering because for those investors realization of a gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. STRYPES are not subject to redemption.

DILUTION ADJUSTMENTS

  The number of shares of Snyder Common Stock (or the amount of cash or combination of cash and Snyder Common Stock) that the Trust is entitled to receive pursuant to the Contract on the Business Day immediately preceding the Exchange Date or upon acceleration of the Contract is subject to adjustment for certain events arising from stock splits and combinations, stock dividends and certain other actions of the Company that modify its capital structure. See "Investment Objective and Policies--The Contract--Dilution Adjustments." Such number of shares of Snyder Common Stock (or the amount of cash or combination of cash and Snyder Common Stock) to be received by the Trust will not be adjusted for other events, such as offerings of Snyder Common Stock for cash or in connection with acquisitions. Likewise, no adjustments will be made for any sales of Snyder Common Stock by any principal stockholder of the Company.

  Concurrently with, but not conditioned upon, the offering of the STRYPES, the Company and certain stockholders of the Company are separately offering 7,631,595 shares of Snyder Common Stock (8,776,334 shares if the underwriters' over-allotment options are exercised in full). The Company is not restricted in connection with the STRYPES from issuing additional shares of Snyder Common Stock during the term of the Trust. In addition, the principal stockholders of the Company are not precluded from selling shares of Snyder Common Stock, either pursuant to Rule 144 under the Securities Act or by causing the Company to register such shares. Neither the Company nor any stockholder of the Company has any obligation to consider the interests of the Holders of the STRYPES for any reason. Additional issuances or sales may materially and adversely affect the price of the Snyder Common Stock and, because of the relationship of the number of shares of Snyder Common Stock (or the amount of cash or combination of cash and Snyder Common Stock) to be received pursuant to the Contract to the price of the Snyder Common Stock, such other events may materially and adversely affect the trading price of the STRYPES. There can be no assurance that the Company will not take any of the foregoing actions, or that it will not make offerings of, or that principal stockholders will not sell any, Snyder Common Stock in the future, or as to the amount of any such offerings or sales.

LIMITED TERM

  The term of the Trust will expire on or shortly after the Exchange Date, unless the Trust is dissolved earlier under certain limited circumstances. On or shortly after the Exchange Date, the Trust will distribute the shares of Snyder Common Stock and/or cash received by the Trust pursuant to the Contract and other net assets held by the Trust pro rata to Holders and dissolve shortly thereafter. In the event that a Reorganization Event shall have occurred, the Contracting Stockholders shall have exercised their option to accelerate the Contract upon the occurrence of a Tax Event or a Default shall have occurred, the Trust's assets (other than assets received pursuant to the Contract) would be liquidated, the net assets of the Trust would be distributed pro rata to Holders and the term of the Trust would expire.

NON-DIVERSIFIED PORTFOLIO

  The Trust's assets will consist almost entirely of the Contract and the U.S. Treasury Securities. As a result, investments in the Trust may be subject to greater risk than would be the case for a company with a more diversified portfolio of investments.

COMPARISON TO OTHER EQUITY SECURITIES; RELATIONSHIP TO SNYDER COMMON STOCK

  The terms of the STRYPES are similar to those of ordinary equity securities in that the value of the Snyder Common Stock (or, pursuant to the right of each Contracting Stockholder, the amount of cash or combination of cash and Snyder Common Stock) that a Holder of a STRYPES will receive on the Exchange Date is not fixed, but is based on the Exchange Price of the Snyder Common Stock (see "Investment Objective and Policies--

General" and "--The Contract"). THERE CAN BE NO ASSURANCE THAT SUCH AMOUNT RECEIVABLE BY THE HOLDER ON THE EXCHANGE DATE WILL BE EQUAL TO OR GREATER THAN THE ISSUE PRICE PAID FOR THE STRYPES. IF THE EXCHANGE PRICE OF THE SNYDER COMMON STOCK IS LESS THAN THE INITIAL PRICE, SUCH AMOUNT RECEIVABLE ON THE EXCHANGE DATE WILL BE LESS THAN THE ISSUE PRICE PAID FOR THE STRYPES, IN WHICH CASE AN INVESTMENT IN STRYPES WILL RESULT IN A LOSS. ACCORDINGLY, A HOLDER OF STRYPES ASSUMES THE RISK THAT THE MARKET VALUE OF THE SNYDER COMMON STOCK MAY DECLINE, AND THAT SUCH DECLINE COULD BE SUBSTANTIAL. REFERENCE IS MADE TO THE ACCOMPANYING PROSPECTUS OF THE COMPANY, INCLUDING THE INFORMATION UNDER THE CAPTION "RISK FACTORS" THEREIN.

  The trading prices of the STRYPES in the secondary market will be affected by the trading prices of the Snyder Common Stock in the secondary market. It is impossible to predict whether the price of Snyder Common Stock will rise or fall. Trading prices of Snyder Common Stock will be influenced by the Company's operating results and prospects and by economic, financial and other factors and market conditions that can affect the capital markets generally, including the level of, and fluctuations in, the trading prices of stocks generally and sales of substantial amounts of Snyder Common Stock in the market subsequent to the offering of the STRYPES or the perception that such sales could occur.

LIMITATIONS ON OPPORTUNITY FOR EQUITY APPRECIATION; POTENTIAL LOSSES

  The opportunity for equity appreciation afforded by an investment in the STRYPES is less than the opportunity for equity appreciation afforded by a direct investment in the Snyder Common Stock because the amount receivable by a Holder of a STRYPES on the Exchange Date will exceed the issue price of such STRYPES only if the Exchange Price of the Snyder Common Stock exceeds the Threshold Appreciation Price (which represents an appreciation of % over the Initial Price). Moreover, each STRYPES will entitle the Holder to receive on the Exchange Date only % (the percentage equal to the Initial Price divided by the Threshold Appreciation Price) of any appreciation of the value of Snyder Common Stock above the Threshold Appreciation Price. See "Investment Objective and Policies--The Contract." Because the price of the Snyder Common Stock is subject to market fluctuations, the value of the Snyder Common Stock (or, pursuant to the right of each Contracting Stockholder, the amount of cash or combination of cash and Synder Common Stock) received by the Trust on the Business day immediately preceding the Exchange Date, determined as described herein, may be more or less than the issue price paid for the STRYPES.

NO STOCKHOLDER RIGHTS

  Holders of the STRYPES will not be entitled to any rights with respect to the Snyder Common Stock (including, without limitation, voting rights and rights to receive any dividends or other distributions in respect thereof) until such time, if any, as the Trust shall have delivered the Snyder Common Stock in exchange for STRYPES on the Exchange Date or upon earlier dissolution of the Trust, and unless the applicable record date, if any, for the exercise of such right occurs after such delivery. For example, in the event that an amendment is proposed to the Certificate of Incorporation of the Company and the record date for determining the stockholders of record entitled to vote on such amendment occurs prior to such delivery, Holders of the STRYPES will not be entitled to vote on such amendment.

  The Contracting Stockholders are not responsible for the determination or calculation of the amount receivable by Holders of the STRYPES on the Exchange Date or upon earlier dissolution of the Trust. The Contract among the Trust, the Collateral Agent and the Contracting Stockholders is a commercial transaction and does not create any rights in, or for the benefit of, any third party, including any Holder of STRYPES.

RISK RELATING TO BANKRUPTCY OF A CONTRACTING STOCKHOLDER

  The Trust believes that the Contract will constitute a "securities contract" for purposes of the Bankruptcy Code, performance of which would not under
Section 555 of the Bankruptcy Code be subject to the automatic stay provisions of the Bankruptcy Code in the event of bankruptcy of a Contracting Stockholder. It is, however, possible that the Contract will be determined not to qualify as a "securities contract" or other protected transaction under Sections 556 and 560 of the Bankruptcy Code for this purpose (or that there will be a delay while the bankruptcy court considers such issue), in which case the bankruptcy of a Contracting Stockholder may cause a delay in settlement of the Contract with such Contracting Stockholder, or otherwise subject the Contract to the bankruptcy proceedings, which could adversely affect the time of exchange or, as a result, the amount received by the Holders in respect of the STRYPES.

ACCELERATION UPON TAX EVENT

  On August 5, 1997, the Taxpayer Relief Act of 1997 (the "Tax Act") was enacted into law. The Tax Act adds new Section 1259 to the Internal Revenue Code of 1986, as amended (the "Code"). In general, Section 1259 of the Code requires taxpayers (including corporations) to recognize gain (but not loss) upon entering into a "constructive sale" of any appreciated position in stock. For these purposes, a taxpayer is treated as making a "constructive sale" of an appreciated position in stock when the taxpayer (or a person related to the taxpayer) enters into a forward contract to deliver the stock. A "forward contract" is defined for these purposes as a contract to deliver a substantially fixed amount of property for a substantially fixed price.
Section 1259 of the Code generally applies to constructive sales entered into after June 8, 1997. The Contracting Stockholders do not believe that they will be considered to have made a constructive sale of any of their Snyder Common Stock as a result of having entered into the Contract. There can be no assurance, however, that future guidance will not be issued under Section 1259 of the Code which would indicate that the Contracting Stockholders have made a constructive sale of their shares of Snyder Common Stock as a result of having entered into the Contract. If future guidance is issued indicating that the Contracting Stockholders have made a constructive sale of their Snyder Common Stock as a result of having entered into the Contract, such guidance could result in a Tax Event. It cannot be predicted whether or not any future guidance will be issued under Section 1259 of the Code which could give rise to a Tax Event, nor can it be predicted whether the Contracting Stockholders will elect to cause a Tax Event by delivering the Tax Event Opinion to the Trust in the event that future guidance is issued under Section 1259 of the Code which could give rise to a Tax Event.

TAX MATTERS

  Holders will experience a taxable event upon the exchange of STRYPES to the extent that all or any of the Contracting Stockholders satisfy their obligations under the Contract in whole or in part with cash (including upon the occurrence of a Tax Event or a Reorganization Event). Because of an absence of authority as to the proper character of any gain or loss resulting from such a taxable event, the ultimate tax consequences to Holders as a result of all or any of the Contracting Stockholders satisfying their obligations under the Contract, in whole or in part, with cash is uncertain. Accordingly, prospective investors in the STRYPES should consult their own tax advisors in this regard. Investors should also consult their own tax advisors concerning the proper treatment of their pro rata share of the Trust's fees and expenses, and the application of the United States Federal income tax laws to their particular situations as well as any consequences of the purchase, ownership and disposition of the STRYPES arising under the laws of any other taxing jurisdiction. The tax consequences of investing in the STRYPES are described in greater detail under "Certain United States Federal Income Tax Considerations."

                          DESCRIPTION OF THE STRYPES

  Each STRYPES represents a proportionate share of beneficial interest in the Trust, and a total of 4,000,000 STRYPES will be issued in the Offering, assuming no exercise of the Underwriters' over-allotment option. Upon liquidation of the Trust, Holders are entitled to share pro rata in the net assets of the Trust available for distribution. STRYPES have no preemptive, redemption or conversion rights. The STRYPES, when issued and outstanding, will be fully paid and nonassessable.

  Holders are entitled to one vote for each STRYPES held on all matters to be voted on by Holders and are not able to cumulate their votes in the election of Trustees. The Trust intends to hold annual meetings as required by the rules of the NYSE. The Holders have the right, upon the declaration in writing or vote of more than two-thirds of the outstanding STRYPES, to remove a Trustee. The Trustees will call a meeting of Holders to vote on the removal of a Trustee upon the written request of the record Holders of 10% of the STRYPES or to vote on other matters upon the written request of the record Holders of 51% of the STRYPES (unless substantially the same matter was voted on during the preceding 12 months).

BOOK-ENTRY SYSTEM

  The STRYPES will be issued in the form of one or more global securities (the "Global Securities") deposited with the Depositary and registered in the name of a nominee of the Depositary.

  The Depositary has advised the Trust and the Underwriters as follows: The Depositary is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code and a "clearing agency" registered pursuant to Section 17A of the Exchange Act. The Depositary was created to hold securities of persons who have accounts with the Depositary ("participants") and to facilitate the clearance and settlement of securities transactions among its participants in such securities through electronic book-entry changes in accounts of the participants, thereby eliminating the need for physical movement of certificates. Such participants include securities brokers and dealers, banks, trust companies and clearing corporations. Indirect access to the Depositary's book-entry system is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a participant, either directly or indirectly.

  Upon the issuance of a Global Security, the Depositary or its nominee will credit the respective STRYPES represented by such Global Security to the accounts of participants. The accounts to be credited shall be designated by the Underwriters. Ownership of beneficial interests in such Global Securities will be limited to participants or persons that may hold interests through participants. Ownership of beneficial interests by participants in such Global Securities will be shown on, and the transfer of those ownership interests will be effected only through, records maintained by the Depositary or its nominee for such Global Securities. Ownership of beneficial interests in such Global Securities by persons that hold through participants will be shown on, and the transfer of that ownership interest within such participant will be effected only through, records maintained by such participant. The laws of some jurisdictions require that certain purchasers of securities take physical delivery of such securities in definitive form. Such limits and such laws may impair the ability to transfer beneficial interests in a Global Security.

  So long as the Depositary for a Global Security, or its nominee, is the registered owner of such Global Security, such Depositary or such nominee, as the case may be, will be considered the sole owner or holder of the STRYPES. Except as set forth below, owners of beneficial interests in such Global Securities will not be entitled to have the STRYPES registered in their names and will not receive or be entitled to receive physical delivery of the STRYPES in definitive form and will not be considered the owners or Holders thereof.

  Payment of shares of Snyder Common Stock or amounts payable or other consideration deliverable on exchange of, and any quarterly distributions on, STRYPES registered in the name of or held by the Depositary or its nominee will be made to the Depositary or its nominee, as the case may be, as the registered owner or the holder of the Global Security. None of the Trust, any Trustee, the Administrator, the Paying Agent or the Custodian for the STRYPES will have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interests in a Global Security or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

  The Trust expects that the Depositary, upon receipt of any payment in respect of a Global Security, will credit immediately participants' accounts with payments in amounts proportionate to their respective beneficial interests in such Global Security as shown on the records of the Depositary. The Trust also expects that payments by participants to owners of beneficial interests in such Global Security held through such participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers registered in "street name," and will be the responsibility of such participants.

  A Global Security may not be transferred except as a whole by the Depositary to a nominee or a successor of the Depositary. If the Depositary is at any time unwilling or unable to continue as depositary and a successor depositary is not appointed by the Trust within ninety days, the Trust will issue STRYPES in definitive registered form in exchange for the Global Security representing such STRYPES. In addition, the Trust may at any time and in its sole discretion determine not to have any STRYPES represented by one or more Global Securities and, in such extent, will issue STRYPES in definitive form in exchange for all of the Global Securities representing the STRYPES. Further, if the Trust so specifies with respect to the STRYPES, an owner of a beneficial interest in a Global Security representing STRYPES may, on terms acceptable to the Trust and the Depositary for such Global Security, receive STRYPES in definitive form. In any such instance, an owner of a beneficial interest in a Global Security will be entitled to physical delivery in definitive form of STRYPES represented by such Global Security equal in number to that represented by such beneficial interest and to have such STRYPES registered in its name.

                                   TRUSTEES

  The Trustees of the Trust consist of three individuals, none of whom is an "interested person" of the Trust as defined in the Investment Company Act. The Trustees of the Trust are responsible for the overall supervision of the operations of the Trust and perform the various duties imposed on the trustees of management investment companies by the Investment Company Act.

  The Trustees of the Trust are:

                                                           PRINCIPAL OCCUPATION
  NAME, AGE AND ADDRESS                       TITLE       DURING PAST FIVE YEARS
  ---------------------                  ---------------- ----------------------
Donald J. Puglisi, 50................... Managing Trustee Professor of Finance
 Department of Finance                                    University of Delaware
 University of Delaware
 Newark, DE 19716
William R. Latham III, 51............... Trustee          Professor of Economics
 Department of Economics                                  University of Delaware
 University of Delaware
 Newark, DE 19716
James B. O'Neill, 57.................... Trustee          Professor of Economics
 Center for Economic                                      University of Delaware
 Education & Entrepreneurship
 University of Delaware
 Newark, DE 19716

COMPENSATION OF TRUSTEES

  Each unaffiliated Trustee will be paid by the Contracting Stockholders, in respect of its annual fees and anticipated out-of-pocket expenses, a one-time, up-front fee of $10,800. The Trust's Managing Trustee will also receive an additional up-front fee of $3,600 for serving in that capacity. The Trustees will not receive, either directly or indirectly, any compensation, including any pension or retirement benefits, from the Trust. None of the Trustees receives any compensation for serving as a trustee or director of any other affiliated investment company.

                            MANAGEMENT ARRANGEMENTS

PORTFOLIO MANAGEMENT AND ADMINISTRATION

  The Trust will be internally managed and will not have an investment adviser. The Trust's portfolio will not be actively managed. The Trustees of the Trust will authorize the purchase of the Contract and the U.S. Treasury Securities as directed by the Declaration of Trust. It is a fundamental policy of the Trust that the Contract may not be disposed of during the term of the Trust and that, unless the Trust dissolves prior to the Exchange Date due to the occurrence of a Reorganization Event, in the event that the Contracting Stockholders exercise their option to accelerate the contract upon the occurrence of a Tax Event or in the event of a Default, the U.S. Treasury Securities may not be disposed of prior to their respective maturities.

  The Contracting Stockholders will pay all expenses incurred in the operation of the Trust, including, among other things, accounting services, expenses for legal and auditing services, taxes, costs of printing proxies, listing fees, if any, stock certificates and shareholder reports, charges of the Administrator, the Custodian and the Paying Agent, expenses of registering the STRYPES under Federal and state securities laws, Commission fees, fees and expenses of Trustees, accounting costs, brokerage costs, litigation and other extraordinary or non-recurring expenses, mailing and other expenses properly payable by the Trust. See "--Estimated Expenses."

ADMINISTRATOR

  The day-to-day affairs of the Trust will be managed by The Bank of New York, as trust administrator pursuant to an Administration Agreement. Under the Administration Agreement, the Trustees have delegated most of their operational duties to the Administrator, including without limitation, the duties to: (i) pay, or cause to be paid, all expenses incurred by the Trust;
(ii) with the approval of the Trustees, engage legal and other professional advisors (other than the independent public accountants for the Trust); (iii) instruct the Paying Agent to pay distributions on STRYPES as described herein;
(iv) cause the legal and other professional advisors engaged by it to prepare and mail, file or publish all notices, proxies, reports, tax returns and other communications and documents for the Trust, and keep all books and records for the Trust; (v) at the direction of the Trustees, and upon being furnished with reasonable security and indemnity as the Administrator may require, institute and prosecute legal and other appropriate proceedings to enforce the rights and remedies of the Trust; and (vi) make, or cause to be made, all necessary arrangements with respect to meetings of Trustees and any meetings of Holders of STRYPES. The Administrator will not, however, select the independent public accountants for the Trust or sell or otherwise dispose of the Trust assets (except in connection with an acceleration of the Contract as described under "Investment Objective and Policies--The Contract--Reorganization Event Causing a Termination of the Trust," "--Acceleration Upon Tax Event" and "--Collateral Arrangements; Acceleration," or the settlement of the Contract on the Business Day immediately preceding the Exchange Date).

  The Administration Agreement may be terminated by either the Trust or the Administrator upon 60 days prior written notice, except that no termination shall become effective until a successor Administrator has been chosen and has accepted the duties of the Administrator.

  Except for its roles as Administrator, Custodian and Paying Agent of the Trust, and except for its role as Collateral Agent under the Security and Pledge Agreement, The Bank of New York has no other affiliation with, and is not engaged in any other transactions with, the Trust.

  The address of the Administrator is 101 Barclay Street, New York, New York 10286.

CUSTODIAN

  The Trust's custodian is The Bank of New York pursuant to a custodian agreement (the "Custodian Agreement"). In the event of any termination of the Custodian Agreement by the Trust or the resignation of the

Custodian, the Trust must engage a new Custodian to carry out the duties of the Custodian as set forth in the Custodian Agreement. The Custodian will also act as Collateral Agent under the Security and Pledge Agreement and will hold a perfected security interest in the Snyder Common Stock or other assets consistent with the terms of the Contract pledged thereunder.

PAYING AGENT

  The paying agent, transfer agent and registrar for the STRYPES is The Bank of New York pursuant to a paying agent agreement (the "Paying Agent Agreement"). In the event of any termination of the Paying Agent Agreement by the Trust or the resignation of the Paying Agent, the Trust will use its best efforts to engage a new Paying Agent to carry out the duties of the Paying Agent.

INDEMNIFICATION

  The Trust will indemnify each Trustee, the Administrator, the Paying Agent and the Custodian with respect to any claim, liability, loss which it may incur in acting as Trustee, Administrator, Paying Agent or Custodian, as the case may be, and any reasonable expense incurred in connection with any such claim, liability or loss (including the reasonable costs and expenses of the defense against any claim or liability) except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of their respective duties. Subject to the satisfaction of certain conditions, Merrill Lynch & Co., Inc. will reimburse the Trust for any amounts it may be required to pay as indemnification to any Trustee, the Administrator, the Paying Agent or the Custodian, and Merrill Lynch & Co., Inc. will in turn be reimbursed by the Contracting Stockholders for all such reimbursements paid by it.

ESTIMATED EXPENSES

  At the closing of the Offering, the Contracting Stockholders will pay to each of the Administrator, the Custodian and the Paying Agent a one-time, up-front amount in respect of its fee and, in the case of the Administrator, certain anticipated ongoing expenses of the Trust over the term of the Trust. The anticipated Trust expenses to be borne by the Contracting Stockholders include, among other things, expenses for legal and independent accountants' services, costs of printing proxies, STRYPES certificates and Holder reports and stock exchange fees. Organization costs of the Trust in the amount of $ and estimated costs of the Trust in connection with the initial registration
and public offering of the STRYPES in the amount of approximately $    will be
paid by the Contracting Stockholders.

  The amount payable to the Administrator in respect of the anticipated ongoing expenses of the Trust was determined based on expense estimates made in good faith on the basis of information currently available to the Trust, including estimates furnished by the Trust's agents. Merrill Lynch & Co., Inc. will pay any unanticipated operating expenses of the Trust. Merrill Lynch & Co., Inc. will be reimbursed by the Contracting Stockholders for all fees and expenses of the Trust paid by it.

                          DIVIDENDS AND DISTRIBUTIONS

  The Trust intends to distribute to Holders on a quarterly basis the proceeds of the U.S. Treasury Securities held by the Trust. The first distribution, in
respect of the period from       , 1997 until       , 1997, will be made on
      , 1997 to Holders of record as of       , 1997, and will equal $    per
STRYPES. Thereafter, distributions will be made on    ,    ,     and     of
each year to Holders of record as of each    ,    ,     and    , respectively.
Upon dissolution of the Trust as described in "Investment Objective and Policies--Trust Dissolution" each Holder will share pro rata in any remaining net assets of the Trust.

                                NET ASSET VALUE

  The net asset value of the STRYPES will be calculated by the Trust no less frequently than quarterly by dividing the value of the net assets of the Trust (the value of its assets less its liabilities) by the total number of

STRYPES outstanding. The Trust's net asset value will be published semi-annually as part of the Trust's semi-annual report to Holders and at such other times as the Trustees may determine. The U.S. Treasury Securities held by the Trust will be valued at the mean between the last current bid and asked prices or, if quotations are not available, as determined in good faith by the Trust. Short-term investments having a maturity of 60 days or less are valued at cost with accrued interest or discount earned included in interest receivable. The Contract will be valued at the mean of the bid prices received by the Administrator from at least three independent broker-dealer firms unaffiliated with the Trust who are in the business of making bids on financial instruments similar to the Contract and with terms comparable thereto.

            CERTAIN UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS

  Set forth in full below is the opinion of Brown & Wood llp, counsel to the Trust, as to certain United States Federal income tax consequences of the purchase, ownership and disposition of the STRYPES. Such opinion is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change (including retroactive changes in effective dates) or possible differing interpretations. The discussion below deals only with STRYPES held as capital assets and does not purport to deal with persons in special tax situations, such as financial institutions, insurance companies, regulated investment companies, dealers in securities or currencies, tax-exempt entities, or persons holding STRYPES as a hedge against currency risks, as a position in a "straddle" or as part of a "hedging" or "conversion" transaction for tax purposes. It also does not deal with Holders of STRYPES other than original purchasers thereof (except where otherwise specifically noted herein). Moreover, the discussion below generally does not address the tax consequences of ownership of the Snyder Common Stock or Marketable Securities. The following discussion also does not address the tax consequences of investing in the STRYPES arising under the laws of any state, local or foreign jurisdiction. Persons considering the purchase of the STRYPES should consult their own tax advisors concerning the application of the United States Federal income tax laws to their particular situations as well as any consequences of the purchase, ownership and disposition of the STRYPES arising under the laws of any other taxing jurisdiction.

  As used herein, the term "U.S. Holder" means a beneficial owner of STRYPES that is for United States Federal income tax purposes (i) a citizen or resident of the United States, (ii) a corporation, a partnership or other entity created or organized in or under the laws of the United States or of any political subdivision thereof, (iii) an estate the income of which is subject to United States Federal income taxation regardless of its source, or
(iv) a trust if a court within the United States is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. As used herein, the term "non-U.S. Holder" means a beneficial owner of STRYPES that is not a U.S. Holder. Unless otherwise specifically provided, the following opinion of Brown & Wood llp assumes that on the Exchange Date Holders of the STRYPES will receive shares of Snyder Common Stock.

CLASSIFICATION OF THE TRUST

  The Trust will be classified as a grantor trust under subpart E, Part I of subchapter J of the Internal Revenue Code of 1986, as amended (the "Code"). As such, Holders of the STRYPES will be treated for United States Federal income tax purposes as owners of a pro rata undivided interest in the Trust's assets which will consist of the U.S. Treasury Securities and the Contract. Accordingly, each Holder will be required to report on its United States Federal income tax return its pro rata share of the entire income on the Trust's assets in accordance with such Holder's regular method of tax accounting.

U.S. HOLDERS

  As previously discussed, each U.S. Holder will be considered the owner of its pro rata portion of the U.S. Treasury Securities and the Contract held by the Trust. The cost to a U.S. Holder of its STRYPES will be allocated among such U.S. Holder's pro rata portion of the U.S. Treasury Securities and the Contract (in proportion to the relative fair market values thereof on the date on which the U.S. Holder acquires its STRYPES)
in order to determine the U.S. Holder's initial tax basis in the U.S. Holder's pro rata portion of the U.S. Treasury Securities and the Contract. It is
currently anticipated that   % and  % of the net proceeds of the offering will
be used by the Trust to purchase the U.S. Treasury Securities and as payments under the Contract, respectively.

  The U.S. Treasury Securities held by the Trust will be treated for United States Federal income tax purposes as having original issue discount which will accrue over the term of the U.S. Treasury Securities. In general, a U.S. Holder will be treated as having purchased each U.S. Treasury Security held by the Trust with original issue discount in an amount equal to the excess of the U.S. Holder's pro rata portion of the amount payable on such U.S. Treasury Security over the U.S. Holder's initial tax basis therefor as discussed above. A U.S. Holder (whether on the cash or accrual method of tax accounting) will be required to include such original issue discount in income for United States Federal income tax purposes as it accrues in accordance with a constant yield method. Because it is expected that 20% or more of the Holders of STRYPES will be accrual basis taxpayers, original issue discount on any short-term U.S. Treasury Securities (i.e., any U.S. Treasury Security with a maturity of one year or less from the date it is purchased by the Trust) held by the Trust will also be currently includable in income by U.S. Holders as it accrues on a straight-line basis (unless a U.S. Holder elects to accrue such original issue discount on a constant yield basis). A U.S. Holder's tax basis in its pro rata portion of a U.S. Treasury Security will be increased by the amount of any original issue discount included in income by the U.S. Holder with respect to such U.S. Treasury Security (as described above). A U.S. Holder will also be required to recognize capital gain or loss with respect to such U.S. Holder's pro rata portion of the U.S. Treasury Securities upon an early dissolution of the Trust in an amount equal to the difference between the U.S. Holder's pro rata portion of the proceeds received by the Trust upon the sale thereof and the U.S. Holder's tax basis in its pro rata portion of the U.S. Treasury Securities. Such capital gain or loss would be long-term capital gain or loss if the STRYPES have been held by the U.S. Holder for more than one year.

  Each U.S. Holder will also be treated as having entered into a pro rata portion of the Contract. Under current law, a U.S. Holder should not be required to recognize any income, gain or loss with respect to the Contract until the earlier of the Exchange Date, a Tax Event Acceleration Date or upon the occurrence of a Reorganization Event or "Default". On the Exchange Date, a Tax Event Acceleration Date or upon a "Default", if the Contracting Stockholder delivers Snyder Common Stock pursuant to the Contract in respect of a U.S. Holder's STRYPES, the U.S. Holder will generally not realize any taxable gain or loss upon the receipt of such Snyder Common Stock. However, a U.S. Holder will generally be required to recognize taxable gain or loss with respect to any cash received in lieu of fractional shares. The amount of such gain or loss recognized by a U.S. Holder will be equal to the difference, if any, between the amount of cash received by the U.S. Holder and the portion of the U.S. Holder's tax basis in the Contract that is allocable to the fractional shares. Any such taxable gain or loss will be treated as short-term capital gain or loss. A U.S. Holder will have an initial tax basis in any Snyder Common Stock received thereby on the Exchange Date, a Tax Event Acceleration Date or upon a "Default" in an amount equal to the U.S. Holder's tax basis in the Contract less the portion of such tax basis that is allocable to any fractional shares (as described above) and will realize taxable gain or loss with respect to any such Snyder Common Stock received thereby on the Exchange Date, a Tax Event Acceleration Date or upon a "Default" only upon the subsequent sale or disposition by the U.S. Holder of such Snyder Common Stock. In addition, a U.S. Holder's holding period for any Snyder Common Stock received by such U.S. Holder on the Exchange Date, a Tax Event Acceleration Date or upon a "Default" will begin on the Exchange Date or the day immediately following the Tax Event Acceleration Date or the date of acceleration, respectively, and will not include the period during which the U.S. Holder held the related STRYPES.

  Alternatively, if the Contracting Stockholders satisfy their obligations under the Contract in whole or in part in cash upon the Exchange Date or a Tax Event Acceleration Date in respect of a U.S. Holder's STRYPES, the U.S. Holder will recognize taxable gain or loss on the Business Day immediately preceding the Exchange Date or on the Tax Event Acceleration Date, respectively, with respect to the Contract in an amount equal to the difference, if any, between the total amount of cash representing shares of Snyder Common Stock received by such U.S. Holder in respect of Snyder Common Stock and an amount equal to the U.S. Holder's tax basis in the Contract. It is uncertain whether such gain or loss would be treated as capital or ordinary gain or loss (although, in the case of a Tax Event, it would appear that the better view is that such gain or loss would be capital). If such gain or loss is properly treated as capital, then such gain or loss will be treated as long-term capital gain or loss if the STRYPES has been held by the U.S. Holder for more than one year as of the Business Day immediately preceding the Exchange Date or as of the Tax Event Acceleration Date, respectively. If such gain or loss is properly treated as ordinary gain or loss, it is possible that the deductibility of any loss by a U.S. Holder who is an individual could be subject to the limitations applicable to miscellaneous itemized deductions provided for under Section 67(a) of the Code. In general, Section 67(a) of the Code provides that an individual may only deduct miscellaneous itemized deductions for a particular taxable year to the extent that the aggregate amount of the individual's miscellaneous itemized deductions for such taxable year exceed two percent of the individual's adjusted gross income for such taxable year (the miscellaneous itemized deductions and other itemized deductions allowable to high-income individuals, however, are generally subject to further limitations under
Section 68 of the Code). Prospective investors in the STRYPES who are individuals should also be aware that miscellaneous itemized deductions are not allowable in computing the United States Federal alternative minimum tax imposed by Section 55 of the Code. Moreover, the proper treatment of any cash received by a U.S. Holder upon the occurrence of a Tax Event (other than cash representing shares of Snyder Common Stock) is uncertain. It is likely that a U.S. Holder should be required to recognize gain in an amount equal to such cash, but it is uncertain whether such gain should be treated as capital gain or ordinary income. Prospective investors in the STRYPES are urged to consult their own tax advisors concerning the character of any gain or loss realized on the Exchange Date or on a Tax Event Acceleration Date with respect to the Contract in the event that the Contracting Stockholders elect to satisfy their obligations under the Contract in cash on the Exchange Date or upon the occurrence of a Tax Event, as well as the deductibility of any such loss.

  In the event that a U.S. Holder receives a combination of cash and shares of Snyder Common Stock on the Exchange Date, the U.S. Holder should be required to apply the foregoing rules to the STRYPES held thereby on a pro rata basis in proportion to the amount of the Snyder Common Stock and cash received thereby.

  Upon the sale or other disposition of a STRYPES prior to the Exchange Date, a U.S. Holder generally will be required to allocate the total amount realized by such U.S. Holder upon such sale or other disposition between the U.S. Holder's pro rata portion of the U.S. Treasury Securities and the Contract based upon their relative fair market values (as determined on the date of disposition). A U.S. Holder will generally be required to recognize taxable gain or loss with respect to each such component (i.e., the U.S. Holder's pro rata portion of the U.S. Treasury Securities and the Contract) in an amount equal to the difference, if any, between the amount realized with respect to each such component upon the sale or disposition of the STRYPES (as determined in the manner described above) and the U.S. Holder's adjusted tax basis in each such component. Any such gain or loss will generally be treated as long-term capital gain or loss if the U.S. Holder has held the STRYPES for more than one year at the time of disposition.

  The proper treatment of the payment by the Contracting Stockholders or Merrill Lynch & Co., Inc. of various costs and expenses associated with the organization and operation of the Trust is uncertain. It is possible that there will be no United States Federal income tax consequences to U.S. Holders as a result of any such payments. However, it is possible that the Internal Revenue Service ("IRS") could assert that any such payments constitute income to U.S. Holders. If the IRS were to prevail in treating such payments as income, then an individual U.S. Holder who itemizes deductions could possibly amortize and deduct over the term of the Trust (subject to any applicable limitation such as Section 67(a) of the Code) its pro rata portion of the one-time, up-front fees paid to the Administrator, the Custodian and the Paying Agent, and could possibly deduct (subject to any applicable limitations such as those in Section 67(a) of the Code) its pro rata portion of the other expenses described under "Management Arrangements--Estimated Expenses" incurred by the Trust resulting from its ongoing operations (including the fees payable to the Trustees) as such expenses are incurred. Brown & Wood llp, counsel to the Trust, believes that a U.S. Holder's pro rata portion of the expenses directly incurred by a U.S. Holder in connection with the organization of the Trust, underwriting discounts and commissions and other offering expenses should be includable in the cost to the U.S. Holder of the STRYPES. However, there can be no assurance that the IRS will not take a contrary view. If the IRS were to prevail in treating such expenses as excludible from a U.S. Holder's cost of the STRYPES, such expenses would not be includable in the basis of the assets of the Trust and should instead, subject to the limitations provided for under Section 67(a) of the Code, be amortizable and deductible over the term of the Trust.

POSSIBLE ALTERNATIVE CHARACTERIZATIONS OF THE CONTRACT

  Brown & Wood llp, counsel to the Trust, believes the Contract should be treated for United States Federal income tax purposes as a prepaid forward contract for the purchase of a variable number of shares of Snyder Common Stock. The IRS could conceivably take the view that the Contract should be treated as a loan to the Contracting Stockholders in exchange for a contingent debt obligation of the Contracting Stockholders. If the IRS were to prevail in making such an assertion, a U.S. Holder might be required to include original issue discount in income over the term of the STRYPES based on the excess of the anticipated value of the Snyder Common Stock to be received in respect of the Contract over the amount paid for the Contract. In addition, a U.S. Holder would be required to include interest (rather than capital gain) in income on the Exchange Date in an amount equal to the excess, if any, of the value of the Snyder Common Stock received on the Exchange Date (or the proceeds from prior disposition of the Contract) over the aggregate of the basis of the Contract and any interest on the Contract previously included in income (or might be entitled to an ordinary deduction to the extent of interest previously included in income and not ultimately received). The IRS could also conceivably take the view that a U.S. Holder should simply include in income as interest the amount of cash actually received each year in respect of the STRYPES.

MISCELLANEOUS TAX MATTERS

  Special tax rules may apply to persons holding STRYPES as part of a "synthetic security" or other integrated investment, or as part of a straddle, hedging transaction or other combination of offsetting positions. For instance, Section 1258 of the Code may possibly require certain U.S. Holders of the STRYPES who enter into hedging transactions or offsetting positions with respect to the STRYPES to treat all or a portion of any gain realized on the STRYPES as ordinary income in instances where such gain may have otherwise been treated as capital gain. U.S. Holders hedging their positions with respect to the STRYPES or otherwise holding their STRYPES in a manner described above should consult their own tax advisors regarding the applicability of Section 1258 of the Code, or any other provision of the Code, to their investment in the STRYPES.

  If as a result of a Reorganization Event, cash, Marketable Securities, or a combination of cash and Marketable Securities is delivered pursuant to the Contract, U.S. Holders generally will be required to recognize taxable gain or loss in respect of any cash received, including cash received in lieu of fractional shares of Marketable Securities and, in some instances, in respect of any Marketable Securities received upon receipt thereof. Moreover, in some instances, U.S. Holders may be required to recognize at the time of a Reorganization Event taxable gain or loss in respect of the amount of cash (and, in some cases, Marketable Securities) which is fixed at the time of such Reorganization Event and is to be delivered pursuant to the Contract. It is uncertain whether any taxable gain or loss recognized by a U.S. Holder as a result of a Reorganization Event would be capital or ordinary. U.S. Holders are urged to consult their own tax advisors concerning the specific tax consequences of a Reorganization Event on their investment in a STRYPES.

THE TAXPAYER RELIEF ACT OF 1997

  On August 5, 1997, the Taxpayer Relief Act of 1997 (the "Tax Act") was enacted into law. The Tax Act adds new Section 1259 to the Code. In general,
Section 1259 of the Code requires taxpayers (including corporations) to recognize gain (but not loss) upon entering into a "constructive sale" of any appreciated position in stock. For these purposes, a taxpayer is treated as making a "constructive sale" of an appreciated position in stock when the taxpayer (or a person related to the taxpayer) enters into a forward contract to deliver the stock. A "forward contract" is defined for these purposes as a contract to deliver a substantially fixed amount of property for a substantially fixed price. Section 1259 of the Code generally applies to constructive sales entered into after June 8, 1997. The Contracting Stockholders do not believe that they will be considered to have made a constructive sale of any of its Snyder Common Stock as a result of having entered into the Contract. There can be no assurance, however, that future guidance will not be issued under Section 1259 of the Code which would indicate that the Contracting Stockholders have made a constructive sale of their shares of Snyder Common Stock as a result of having entered into the Contract. If future guidance is issued indicating that the Contracting Stockholders have made a constructive sale of their Snyder Common Stock as a result of having entered into the Contract, such guidance could result in a Tax Event. It cannot be predicted whether or not any future guidance will be issued under
Section 1259 of the Code which could give rise to a Tax Event, nor can it be predicted whether the Contracting Stockholders will elect to cause a Tax Event by delivering the Tax Event Opinion to the Trust in the event that future guidance is issued under Section 1259 of the Code which could give rise to a Tax Event.

  The Tax Act also reduces the maximum rates on long-term capital gains recognized on capital assets held by individual taxpayers for more than eighteen months as of the date of disposition (and would further reduce the maximum rates on such gains in the year 2001 and thereafter for certain individual taxpayers who meet specified conditions). Prospective investors should consult their own tax advisors concerning these tax law changes.

NON-U.S. HOLDERS

  Subject to the discussion below concerning income that is effectively connected with a trade or business conducted by a non-U.S. Holder in the United States, payments of interest (including original issue discount) made with respect to the U.S. Treasury Securities will not be subject to United States withholding tax, provided that such non-U.S. Holder complies with applicable certification requirements. In general, for a non-U.S. Holder to qualify for this exemption from taxation, the last United States payor in the chain of payment prior to payment to a non-U.S. Holder (the "Withholding Agent") must have received in the year in which a payment of interest or principal occurs, or in either of the two preceding calendar years, a statement that (i) is signed by the beneficial owner of the U.S. Treasury Securities under penalties of perjury, (ii) certifies that such owner is not a U.S. Holder and (iii) provides the name and address of the beneficial owner. The statement may be made on an IRS Form W-8 or a substantially similar form, and the beneficial owner must inform the Withholding Agent of any change in the information on the statement within 30 days of such change. If STRYPES is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide a signed statement to the Withholding Agent. However, in such case, the signed statement must be accompanied by a copy of the IRS Form W-8 or the substitute form provided by the beneficial owner to the organization or institution.

  Any capital gain realized in respect of STRYPES by a non-U.S. Holder will generally not be subject to United States Federal income tax if (i) such gain is not effectively connected with a United States trade or business of such non-U.S. Holder and (ii) in the case of an individual non-U.S. Holder, such individual is not present in the United States for 183 days or more in the taxable year of the sale or other disposition, or the gain is not attributable to a fixed place of business maintained by such individual in the United States and such individual does not have a "tax home" (as defined for United States Federal income tax purposes) in the United States.

  If any interest or gain realized by a non-U.S. Holder is effectively connected with the non-U.S. Holder's conduct of a trade or business in the United States, such interest or gain will be subject to regular United States Federal income tax in the same manner as if the non-U.S. Holder were a U.S. Holder. In addition, in such event, if such non-U.S. Holder is a foreign corporation, such interest or gain may be included in the earnings and profits of such non-U.S. Holder in determining such non-U.S. Holder's United States branch profits tax liability.

BACKUP WITHHOLDING AND INFORMATION REPORTING

  A beneficial owner of STRYPES may be subject to information reporting and to backup withholding at a rate of 31 percent of certain amounts paid to the beneficial owner unless such beneficial owner provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with applicable requirements of the backup withholding rules.

  Any amounts withheld under the backup withholding rules from a payment to a beneficial owner would be allowed as a refund or a credit against such beneficial owner's United States Federal income tax provided the required information is furnished to the IRS.

  PROSPECTIVE INVESTORS IN THE STRYPES SHOULD BE AWARE THAT THERE IS NO AUTHORITY DIRECTLY ADDRESSING THE PROPER UNITED STATES FEDERAL INCOME TAX TREATMENT OF THE STRYPES OR SECURITIES WITH TERMS SUBSTANTIALLY THE SAME AS THE STRYPES, AND THAT NO RULING HAS BEEN REQUESTED FROM THE IRS WITH

RESPECT TO THE STRYPES. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE IRS WILL AGREE WITH THE FOREGOING DISCUSSION AND THAT THE IRS WILL NOT ASSERT A CONTRARY POSITION AS TO THE PROPER UNITED STATES FEDERAL INCOME TAX TREATMENT OF THE STRYPES WHICH MIGHT CAUSE THE CHARACTER AND TIMING OF INCOME, GAIN OR LOSS RECOGNIZED WITH RESPECT TO A STRYPES TO DIFFER SIGNIFICANTLY FROM SUCH CHARACTER AND TIMING DISCUSSED ABOVE. PROSPECTIVE INVESTORS IN THE STRYPES ARE THEREFORE URGED TO CONSULT WITH THEIR OWN TAX ADVISERS PRIOR TO MAKING AN INVESTMENT IN THE STRYPES.

                                 UNDERWRITING

  Subject to the terms and conditions set forth in a purchase agreement (the "Purchase Agreement"), the Trust has agreed to sell to each of the underwriters named below (the "Underwriters"), and each of the Underwriters, for whom Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Morgan Stanley & Co. Incorporated, Montgomery Securities and Bear, Stearns & Co. Inc. are acting as representatives (the "Representatives"), has severally agreed to purchase, the aggregate number of STRYPES set forth opposite its name below:

                                                                       NUMBER OF
        UNDERWRITER                                                     STRYPES
        -----------                                                    ---------
   Merrill Lynch, Pierce, Fenner & Smith
        Incorporated.................................................
   Goldman, Sachs & Co...............................................
   Morgan Stanley & Co. Incorporated.................................
   Montgomery Securities.............................................
   Bear, Stearns & Co. Inc. .........................................
                                                                       ---------
        Total........................................................  4,000,000
                                                                       =========

  In the Purchase Agreement, the several Underwriters have agreed, respectively, subject to the terms and conditions set forth in the Purchase Agreement, to purchase all of the STRYPES being sold pursuant to the Purchase Agreement if any of the STRYPES are purchased. In the event of a failure to close, any funds debited from any investor's account maintained with an Underwriter will be credited to such account and any funds received by such Underwriter by check or money order from any investor will be returned to such investor by check.

  The Underwriters have each advised the Trust that they propose initially to offer the STRYPES to the public at the public offering price set forth on the cover page of this Prospectus. The Underwriters have also advised the Trust that they propose to offer STRYPES to certain dealers at the initial public
offering price less a concession not in excess of $   per STRYPES. Such
Underwriters may allow, and such dealers may reallow, a discount not in excess
of $   per STRYPES to certain other dealers. After the initial public offering, the public offering price, concession and discount may be changed.
The sales load of $   per STRYPES is equal to  % of the initial public
offering price. Investors must pay for any STRYPES purchased in the initial
public offering on or before       , 1997.

  The Trust has granted the Underwriters an option, exercisable for 30 days from the date of this Prospectus, to purchase up to an aggregate of 600,000 additional STRYPES (subject to decrease by the number of STRYPES resulting from the split of the initial STRYPES described below) to cover over-allotments, if any, at the initial public offering price less the sales load. To the extent the Underwriters exercise such option, the Underwriters will have a firm commitment, subject to certain conditions, to purchase a number of additional STRYPES.

  Prior to the Offering, there has been no public market for the STRYPES. Application has been made to list the STRYPES on the NYSE.

  The Company, the Contracting Stockholders, certain other stockholders of the Company and the Company's directors and executive officers have agreed, subject to certain exceptions for pledges and, in the case of the Company, the grant and exercise of employee stock options and the issuance of shares in connection with acquisitions as long as all executive officers, directors and other affiliates of the entity being acquired have agreed in writing to the restrictions set forth below, and the effecting of the concurrent public offering by the Company and certain stockholders of the Company referred to herein, not to, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any capital stock of the Company or any security convertible or exchangeable into, or exercisable for, such capital stock, or, in the case of the Company, file any registration statement with respect to any of the foregoing (other than a registration statement on Form S-8 to register shares issuable upon exercise of employee stock options or a registration statement on Form S-4 to register shares issuable in connection with an acquisition), for a period of 90 days after the date of this Prospectus, without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

  The Company, the Contracting Stockholders and certain beneficial owners of the Contracting Stockholders have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make in respect thereof.

  In connection with the formation of the Trust, ML IBK Positions, Inc., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, subscribed for and purchased one STRYPES for a purchase price of $100. Prior to the Offering, the initial STRYPES will be split into the smallest whole number of STRYPES that would result in the per STRYPES amount recorded as capital, after effecting the split, not exceeding the public offering price per STRYPES. Under the Contract, the Contracting Stockholders will be obligated to deliver to the Trust on the Business Day immediately preceding the Exchange Date a number of shares of Snyder Common Stock (or, pursuant to the right of each Contracting Stockholder, cash, or a combination of cash and Snyder Common Stock, with an equal value) in respect of such STRYPES on the same terms as the STRYPES offered hereby.

  Until the distribution of the STRYPES is completed, rules of the Commission may limit the ability of the Underwriters and any selling group members to bid for and purchase the STRYPES or shares of the Snyder Common Stock. As an exception to these rules, the Representatives are permitted to engage in certain transactions that stabilize the price of the STRYPES or the Snyder Common Stock. Such transactions consist of bids or purchases for the purpose of pegging, fixing or maintaining the price of the STRYPES or the Snyder Common Stock.

  If the Underwriters create a short position in the STRYPES in connection with the Offering, i.e., if they sell more STRYPES than are set forth on the cover page of this Prospectus, the Representatives may reduce that short position by purchasing STRYPES in the open market. The Representatives may also elect to reduce any short position by exercising all or part of the over-allotment option described above.

  The Representatives may also impose a penalty bid on certain Underwriters and selling group members. This means that if the Representatives purchase STRYPES in the open market to reduce the Underwriters' short position or to stabilize the price of the STRYPES, they may reclaim the amount of the selling concession from the Underwriters and any selling group members who sold those STRYPES as part of the Offering.

  In general, purchases of a security for the purpose of stabilization or to reduce a short position could cause the price of the security to be higher than it might be in the absence of such purchases. The imposition of a penalty bid might also have an effect on the price of a security to the extent that it were to discourage resales of the security.

  Neither the Trust nor any of the Underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the STRYPES or the Snyder Common Stock. In addition, neither the Trust nor any of the Underwriters makes any representation that the Representatives will engage in such transactions or that such transactions, once commenced, will not be discontinued without notice.

  Certain of the Underwriters render investment banking and other financial services to the Company from time to time.

                                 LEGAL MATTERS

  Certain legal matters will be passed upon for the Trust by its counsel, Brown & Wood llp, New York, New York. Certain matters of Delaware law will be passed upon for the Trust by Richards, Layton & Finger, Wilmington, Delaware. Debevoise & Plimpton, New York, New York, has acted as counsel for the Underwriters with respect to certain legal matters in connection with the Offering.

                                    EXPERTS

  The statement of assets, liabilities and capital included in this Prospectus
has been audited by      , independent auditors, as stated in their opinion
appearing herein, and has been included in reliance upon such opinion given on the authority of said firm as experts in auditing and accounting.

                            ADDITIONAL INFORMATION

  The Trust has filed with the Commission, Washington, D.C. 20549, a Registration Statement on Form N-2 under the Securities Act with respect to the STRYPES offered hereby. Further information concerning the STRYPES and the Trust may be found in the Registration Statement, of which this Prospectus constitutes a part. The Registration Statement may be inspected without charge at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of all or any part thereof may be obtained from such office after payment of the fees prescribed by the Commission. The Commission maintains a Web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, such as the Trust, that file electronically with the Commission.

                         INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholder of Snyder STRYPES Trust:

  We have audited the accompanying statement of assets, liabilities and
capital of Snyder STRYPES Trust as of       , 1997. This financial statement
is the responsibility of the Trust's management. Our responsibility is to express an opinion on this financial statement based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets, liabilities and capital is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets, liabilities and capital. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit of the financial statement provides a reasonable basis for our opinion.

  In our opinion, the statement of assets, liabilities and capital referred to above presents fairly, in all material respects, the financial position of
Snyder STRYPES Trust, as of       , 1997, in conformity with generally
accepted accounting principles.

New York, New York
      , 1997

                             SNYDER STRYPES TRUST

                 STATEMENT OF ASSETS, LIABILITIES AND CAPITAL
                                       , 1997

                                 ASSETS
Cash..................................................................... $100
                                                                          ----
  Total Assets........................................................... $100
                                                                          ====
                               LIABILITIES
Total Liabilities........................................................ $  0
                                                                          ====
NET ASSETS............................................................... $100
                                                                          ====
CAPITAL
STRYPES, par value $.10 per STRYPES; 1 STRYPES issued and outstanding
 (Note 3)................................................................ $100
                                                                          ====

--------

(1) The Trust was created as a Delaware business trust on August 5, 1997 and has had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. Costs incurred in connection with the organization of the Trust and ongoing administrative expenses will be paid by the Contracting Stockholders.

(2) Offering expenses will be payable upon completion of the Offering and also will be paid by the Contracting Stockholders.
(3) On       , 1997, the Trust issued one STRYPES to ML IBK Positions, Inc., an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, in consideration for a purchase price of $100.

  The Declaration of Trust provides that prior to the Offering, the Trust will split the outstanding STRYPES to be effected on the date that the price and underwriting discount of the STRYPES being offered to the public is determined, but prior to the sale of the STRYPES to the Underwriters. The outstanding STRYPES will be split into the smallest whole number of STRYPES that would result in the per STRYPES amount recorded as capital, after effecting the split, not exceeding the public offering price per STRYPES.

   THE FOLLOWING PROSPECTUS OF SNYDER COMMUNICATIONS, INC. IS ATTACHED AND DELIVERED FOR CONVENIENCE OF REFERENCE ONLY. THE PROSPECTUS OF SNYDER COMMUNICATIONS, INC. DOES NOT CONSTITUTE A PART OF THE
   FOREGOING PROSPECTUS OF SNYDER STRYPES TRUST, NOR IS IT INCORPORATED BY REFERENCE THEREIN.

                              [SNYDER PROSPECTUS]

                              [Inside Back Cover]

Snyder Communications, Inc.

A world of services

  medical detailing

database mining

  database management

WallBoard(R) info displays

  product sampling

Good Neighbor info displays

  field sales

direct marketing

  creative services

inbound teleservices

  outbound teleservices

customer retention

                               [Image of globe]

================================================================================

 NO DEALER, SALESPERSON OR OTHER INDIVIDUAL HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST OR THE UNDERWRITERS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY SECURI-TIES OTHER THAN THOSE SPECIFICALLY OFFERED HEREBY, OR OF ANY SECURITIES OF-FERED HEREBY, IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE AN OFFER OR SOLICITATION IN SUCH JURISDICTION. NEITHER THE DELIVERY OF THIS PROSPECTUS NOR ANY SALE MADE HEREUNDER SHALL, UNDER ANY CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN THE FACTS SET FORTH IN THIS PROSPECTUS OR IN THE AFFAIRS OF THE TRUST SINCE THE DATE HEREOF OR SINCE THE DATES AS OF WHICH INFORMATION IS SET FORTH HEREIN. IN THE EVENT THAT ANY SUCH CHANGE SHALL OCCUR DURING THE PERIOD IN WHICH APPLICABLE LAW REQUIRES DELIVERY OF THIS PROSPECTUS, THIS PROSPECTUS WILL BE AMENDED OR SUPPLEMENTED ACCORDING-LY.

                                ---------------

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   4
Fee Table..................................................................  10
The Trust..................................................................  11
Use of Proceeds............................................................  11
Investment Objective and Policies..........................................  11
Investment Restrictions....................................................  21
Risk Factors...............................................................  22
Description of the STRYPES.................................................  25
Trustees...................................................................  27
Management Arrangements....................................................  28
Dividends and Distributions................................................  29
Net Asset Value............................................................  29
Certain United States Federal Income Tax Considerations....................  30
Underwriting...............................................................  36
Legal Matters..............................................................  37
Experts....................................................................  38
Additional Information.....................................................  38
Independent Auditors' Report...............................................  39
Statement of Assets, Liabilities and Capital...............................  40

                      Prospectus relating to Common Stock
                        of Snyder Communications, Inc.

                                ---------------

 UNTIL      , 1997 (25 DAYS AFTER THE COMMENCEMENT OF THE OFFERING), ALL DEAL-
ERS EFFECTING TRANSACTIONS IN THE STRYPES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY RE-QUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

================================================================================

================================================================================

                              4,000,000 STRYPES(SM)

                             SNYDER STRYPES TRUST

                          (EXCHANGEABLE FOR SHARES OF
                                COMMON STOCK OF
                         SNYDER COMMUNICATIONS, INC.)

                                ---------------

                                  PROSPECTUS

                                ---------------

                              MERRILL LYNCH & CO.

                             GOLDMAN, SACHS & CO.

                          MORGAN STANLEY DEAN WITTER

                             MONTGOMERY SECURITIES


                           BEAR, STEARNS & CO. INC.

                                      , 1997

                 (SM)Service mark of Merrill Lynch & Co., Inc.

================================================================================

                                     PART C

                               OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     1. FINANCIAL STATEMENTS

        Independent Auditors' Report

        Statement of Assets, Liabilities and Capital as of   , 1997

     2. EXHIBITS

 (a)(1) Trust Agreement*

    (2) Form of Amended and Restated Trust Agreement**

    (3) Certificate of Trust*

 (b)    Not applicable

 (c)    Not applicable

 (d)(1) Form of Specimen certificate for STRYPES (included in Exhibit 2(a)(2))**

    (2) Portions of the Declaration of Trust of the Registrant defining the rights of Holders of STRYPES (included in Exhibit 2(a)(2))**

 (e)    Not applicable

 (f)    Not applicable

 (g)    Not applicable

 (h)(1) Form of Purchase Agreement**

    (2) Form of Registration Agreement**

 (i)    Not applicable

 (j)    Form of Custodian Agreement**

 (k)(1) Form of Administration Agreement**

    (2) Form of Paying Agent Agreement**

    (3) Form of Forward Purchase Contract**

    (4) Form of Security and Pledge Agreement**

    (5) Form of Fund Expense Agreement**

    (6) Form of Fund Indemnity Agreement**

 (l)    Opinion and Consent of Brown & Wood llp, counsel to the Trust**

 (m)    Not applicable

 (n)(1) Tax Opinion and Consent of Brown & Wood llp, counsel to the Trust**

    (2) Consent of    , independent auditors for the Trust**

 (o)    Not applicable

 (p)    Form of Subscription Agreement**

 (q)    Not applicable

 (r)    Financial Data Schedule**

--------

 * Previously filed.
** To be filed by amendment.

ITEM 25. MARKETING ARRANGEMENTS

  See Exhibits (h)(1) and (h)(2) to this Registration Statement.

ITEM 26. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

  The expenses to be incurred in connection with the offering described in this Registration Statement will be paid by the Contracting Stockholders.

ITEM 27. PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  The Trust will be internally managed and will not have an investment adviser. The information in the Prospectus under the caption "Management Arrangements" is incorporated herein by reference.

ITEM 28. NUMBER OF HOLDERS OF SECURITIES

  There will be one record holder of the STRYPES as of the effective date of this Registration Statement.

ITEM 29. INDEMNIFICATION

  Section 7.6 of the Amended and Restated Trust Agreement, Section 6 of the Purchase Agreement and Section 4 of the Registration Agreement provide for indemnification.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the "Commission") such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 30. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  The Trust is internally managed and does not have an investment adviser.

ITEM 31. LOCATION OF ACCOUNTS AND RECORDS

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the Registrant (850 Library Avenue, Suite 204, Newark, Delaware 19715), its custodian (101 Barclay Street, New York, New York 10286) and its paying agent (101 Barclay Street, New York, New York 10286).

ITEM 32. MANAGEMENT SERVICES

  Not applicable.

ITEM 33. UNDERTAKINGS

  (a) The Registrant hereby undertakes to suspend the offering of the shares covered hereby until it amends its prospectuses contained herein if (1) subsequent to the effective date of this Registration Statement, its net asset value per share declines more than 10 percent from its net asset value per share as of the effective date of the Registration Statement or (2) the net asset value per share increases to an amount greater than its net proceeds as stated in the prospectuses contained herein.

  (b) The Registrant hereby undertakes that (i) for purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectuses filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant under Rule 497(h) under the 1933 Act shall be deemed to be part of this registration statement as of the time it was declared effective; (ii) for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Newark, State of Delaware, on the 29th day of August, 1997.

                                          Snyder STRYPES Trust

                                                   /s/ Donald J. Puglisi
                                          By: _________________________________
                                                     Donald J. Puglisi
                                                     Managing Trustee

  Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to the Registrant's Registration Statement has been signed below by the following persons, in the capacities and on the date indicated.


                NAME                           TITLE                 DATE
                ----                           -----                 ----
        /s/ Donald J. Puglisi          Managing Trustee        August 29, 1997
-------------------------------------
          DONALD J. PUGLISI

     William R. Latham III*            Trustee
-------------------------------------
        WILLIAM R. LATHAM III


       James B. O'Neill*               Trustee
-------------------------------------
          JAMES B. O'NEILL


*By: /s/ Donald J. Puglisi                                     August 29, 1997
-------------------------------------
(DONALD J. PUGLISI, ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX

 EXHIBIT DESCRIPTION                                                       PAGE
 ------- -----------                                                       ----
 (a)(1)  Trust Agreement*
    (2)  Form of Amended and Restated Trust Agreement**
    (3)  Certificate of Trust*
 (b)     Not applicable
 (c)     Not applicable
 (d)(1)  Form of Specimen certificate for STRYPES (included in Exhibit
         2(a)(2))**
    (2)  Portions of the Declaration of Trust of the Registrant defining the rights of Holders of STRYPES (included in Exhibit
         2(a)(2))**
 (e)     Not applicable
 (f)     Not applicable
 (g)     Not applicable
 (h)(1)  Form of Purchase Agreement**
    (2)  Form of Registration Agreement**
 (i)     Not applicable
 (j)     Form of Custodian Agreement
 (k)(1)  Form of Administration Agreement**
    (2)  Form of Paying Agent Agreement**
    (3)  Form of Forward Purchase Contract**
    (4)  Form of Security and Pledge Agreement**
    (5)  Form of Fund Expense Agreement**
    (6)  Form of Fund Indemnity Agreement**
 (l)     Opinion and Consent of Brown & Wood llp, counsel to the Trust**
 (m)     Not applicable
 (n)(1)  Tax Opinion and Consent of Brown & Wood llp, counsel to the
         Trust**
    (2)  Consent of          , independent auditors for the Trust**
 (o)     Not applicable
 (p)     Form of Subscription Agreement**
 (q)     Not applicable
 (r)     Financial Data Schedule**

--------

 * Previously filed.
** To be filed by amendment.